SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant                              [X]
Filed by a Party other than the Registrant           |_|

Check the appropriate box:

[ ] Preliminary Proxy Statement
|_| Confidential,  for  Use  of the  Commission  Only  (as  permitted  by  Rule
    14a-6(e)(2))
|X| Definitive Proxy Statement
|_| Definitive  Additional Materials
|_| Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                                ZITEL CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

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[X] No fee required.
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         pursuant to  Exchange  Act Rule 0-11 (Set forth the amount on which the
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      paid  previously.  Identify the previous filing by registration  statement
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


                                ZITEL CORPORATION
                              47211 Bayside Parkway
                                Fremont, CA 94538

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                         TO BE HELD ON FEBRUARY 27, 1997

TO THE SHAREHOLDERS OF ZITEL CORPORATION:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Zitel Corporation, a California corporation (the "Company"), will be held on Thursday, February 27, 1997 at 3:00 p.m. local time at the Milpitas Holiday Inn, 777 Bellew Drive, Milpitas, California 95035 for the following purposes:

         1. To elect directors to serve for the ensuing year and until their successors are elected.

         2. To approve an increase in the number of authorized shares of the Company's Common Stock from 20,000,000 to 40,000,000.

         3. To approve the amendment of the 1990 Stock Option Plan, as amended to increase the number of shares that may be issued from 4,650,000 to 5,450,000, an increase of 800,000 shares.

         4. To approve a change in the Company's state of incorporation from California to Delaware.

         5. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

         The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

         The Board of Directors has fixed the close of business on December 31, 1996 as the record date for the determination of shareholders entitled to notice of and to vote at this Annual Meeting and at any adjournment or postponement thereof.

                                 By Order of the Board of Directors


                                 Henry C. Harris
                                 Secretary

Fremont, California
January __, 1997



================================================================================
         ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. A RETURN ENVELOPE (WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES) IS ENCLOSED FOR THAT PURPOSE. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.
================================================================================

                                ZITEL CORPORATION
                              47211 Bayside Parkway
                                Fremont, CA 94538

                                 PROXY STATEMENT

                 INFORMATION CONCERNING SOLICITATION AND VOTING

General

         The enclosed proxy is solicited on behalf of the Board of Directors of Zitel Corporation, a California corporation (the "Company"), for use at the Annual Meeting of Shareholders to be held on February 27, 1997 at 3:00 p.m. local time (the "Annual Meeting"), or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting. The Annual Meeting will be held at the Milpitas Holiday Inn, 777 Bellew Drive, Milpitas, California 95035.

Solicitation

         The Company will bear the entire cost of solicitation of proxies including preparation, assembly, printing and mailing of this proxy statement, the proxy and any additional information furnished to shareholders. The Company has engaged the firm of Chase Mellon Shareholder Services to assist the Company in the distribution and solicitation of proxies and has agreed to pay Chase Mellon Shareholder Services a fee of $7,000 plus expenses for its services. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of the Company's common stock (the "Common Stock") beneficially owned by others to forward to such beneficial owners. The Company may reimburse persons representing beneficial owners of Common Stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitation by directors, officers or other regular employees of the Company and by Chase Mellon Shareholder Services. No additional compensation will be paid to directors, officers or other regular employees for such services.

         The Company intends to mail this proxy statement and accompanying proxy card on or about January __, 1997 to all shareholders entitled to vote at the Annual Meeting.

Voting Rights and Outstanding Shares

         Only holders of record of Common Stock at the close of business on December 31, 1996 will be entitled to notice of and to vote at the Annual
Meeting. At the close of business on December 31, 1996, the Company had outstanding and entitled to vote 15,166,691 shares of Common Stock. On November 27, 1996, the Company issued a dividend of Common Stock in the form of a 2:1 stock split. All numbers represented in the Proxy Statement have been adjusted to reflect such stock split.

         Each holder of record of Common Stock on such date will be entitled to one vote for each share held on all matters to be voted upon. With respect to the election of directors, shareholders may exercise cumulative voting rights. Under cumulative voting, each holder of Common Stock will be entitled to five votes for each share held. Each shareholder may give one candidate, who has been nominated prior to voting, all the votes such shareholder is entitled to cast or may distribute such votes among as many such candidates as such shareholder chooses. However, no shareholder will be entitled to cumulate votes unless the candidate's name has been placed in nomination prior to the voting and at least one shareholder has given notice at the meeting, prior to the voting, of his or her intention to cumulate votes. Unless the proxyholders are otherwise instructed, shareholders, by means of the accompanying proxy, will grant the proxyholders discretionary authority to cumulate votes.

         All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Abstentions and broker non-votes are counted towards a quorum but are not counted for any purpose in determining whether a matter is approved.

Revocability of Proxies

         Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted. It may be revoked by filing with the Secretary of the Company at the Company's principal executive office, 47211 Bayside Parkway, Fremont, California 94538, a written notice of revocation or a duly executed proxy bearing a later date or it may be revoked by attending the meeting and voting in person. Attendance at the meeting will not, by itself, revoke a proxy.

Shareholder Proposals

         Proposals of shareholders that are intended to be presented at the Company's 1998 Annual Meeting of Shareholders must be received by the Company no later than September __, 1997 in order to be included in the proxy statement and proxy relating to that Annual Meeting.


                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

         There are five nominees for the five Board positions presently authorized in the Company's Bylaws. Each director to be elected will hold office until the next annual meeting of shareholders and until his or her successor is elected and has qualified or until such director's earlier death, resignation or removal. Each nominee listed below is currently a director of the Company. Each nominee listed below was previously elected by the shareholders.

         Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the five nominees named below, subject to the discretionary power to cumulate votes. In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as management may propose and the board may approve. Each person nominated for election has agreed to serve if elected and management has no reason to believe that any nominee will be unable to serve.

         The five candidates receiving the highest number of affirmative votes cast at the meeting will be elected directors of the Company.

                        THE BOARD OF DIRECTORS RECOMMENDS
                     A VOTE IN FAVOR OF EACH NAMED NOMINEE.

Nominees

         The names of the nominees and certain information about them are set forth below:

                                               Principal Occupation/
                  Name           Age      Position Held with the Company

William R. Lonergan..........     71       Chairman of the Board of Directors
Jack H. King.................     63       President and Chief Executive Officer
Catherine P. Lego............     40       Venture Capitalist
William M. Regitz............     57       Manager, Intel Corporation
Robert H. Welch..............     56       Private Investor



                                       2.

         William R. Lonergan has served as Chairman of the Board of Directors since July 1994 and as a Director of the Company since July 1983. Mr. Lonergan was a Partner of Oxford Partners, the general partner of several venture capital partnerships, from May 1983 to December 1994. Since January 1995, he has been a consultant to Oxford Partners. Mr. Lonergan is a Director of Dataware Technologies, Inc., a developer and marketer of high-performance, multi-platform and multi-lingual software, Kurzweil Applied Intelligence, Inc. a manufacturer of voice recognition systems and Medical Sterilization, Inc., a provider of off-site sterilization of medical equipment and supplies.

         Jack H. King was appointed President and Chief Executive Officer of Zitel in October 1986. He was elected as a Director in January 1987. Prior to joining Zitel, Mr. King served as President and Chief Executive Officer of Dynamic Disk, Inc., a manufacturer of thin film media, from 1984 to 1986. From 1981 to 1984, he served as President and Chief Operating Officer of Data Electronics, Inc., a cartridge tape drive manufacturer. Mr. King is also a Director of Etec Corp., a manufacturer of semiconductor equipment.

         Catherine P. Lego was elected a Director of the Company in July 1994. Ms. Lego has been a Principal of Lego Ventures and a venture capital consultant since June 1992. From 1985 to 1992, she was a general partner of Oak Investment Partners. Ms. Lego is also a Director of Uniphase Corporation, a laser components semiconductor equipment manufacturer, Etec Corp., a manufacturer of semiconductor equipment, SanDisk Corp., a manufacturer of flash memory cards and one privately-held company.

         William M. Regitz has served as a Director of the Company since March 1983. He is Manager of the Special Accounts Operations in Hillsboro, Oregon for Intel Corporation ("Intel"). He has served in various positions at Intel since 1971.

         Robert H. Welch is a founder of Zitel and served as its President and Chief Executive Officer and Director from its inception in 1979 until October 1986. Mr. Welch was Chairman of the Board of Zitel from October 1986 to November 1987 and has remained a Director since that date. Mr. Welch is a private investor and an officer and director of Telegra Corporation, a privately-held company. Previously, he was a management consultant through his firm, Bay Venture Management, for several privately-held firms.

         Mr. Lonergan was originally elected to the Board pursuant to agreements between Zitel, the Oxford Funds and certain Zitel shareholders to elect a designee of the Oxford Funds reasonably acceptable to Zitel. These agreements terminated in January 1984. Mr. Regitz was originally elected to the Board pursuant to an agreement between Zitel and Intel in connection with the February 1983 product acquisition transaction between the two companies. This agreement expired on February 2, 1987.

Board Committees and Meetings

         During the fiscal year ended September 30, 1996, the Board of Directors held six meetings. The Board has an Audit Committee and a Compensation Committee.

         The Audit Committee meets with the Company's independent auditors at least annually to review the results of the annual audit and discuss the financial statements; recommends to the Board the independent auditors to be retained; and receives and considers the accountants' comments as to controls, adequacy of staff and management performance and procedures in connection with audit and financial controls. The Audit Committee is composed of three non-employee directors: Ms. Lego and Messrs. Lonergan and Welch. It met two times during such fiscal year.

         The Compensation Committee makes recommendations concerning salaries and incentive compensation, awards stock options to employees, sales representatives and consultants under the Company's stock option plans and otherwise determines compensation levels and performs such other functions regarding compensation as the Board may delegate. The Compensation Committee is composed of three non-employee directors: Messrs. Lonergan, Regitz and Welch. It met four times during such fiscal year.

         During the fiscal year ended September 30, 1996, each Board member attended 75% or more of the aggregate number of meetings of the Board and of the committees on which they served that were held during the period for which they were a director or committee member, respectively.


                                       3.

                                   PROPOSAL 2

       APPROVAL OF INCREASE IN NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

         The Board of Directors has adopted, subject to shareholder approval, an amendment to the Company's Restated Certificate of Incorporation, as amended, to increase the Company's authorized number of shares of Common Stock from 20,000,000 shares to 40,000,000 shares.

         The additional Common Stock to be authorized by adoption of the amendment would have rights identical to the currently outstanding Common Stock of the Company. Adoption of the proposed amendment and issuance of the Common Stock would not affect the rights of the holders of currently outstanding Common Stock of the Company, except for effects incidental to increasing the number of shares of the Company's Common Stock outstanding. If the amendment is adopted, it will become effective upon filing of a Certificate of Amendment of the Company's Restated Certificate of Incorporation, as amended, with the Secretary of State of the State of California.

         In addition to the 15,166,691 shares of Common Stock outstanding at December 31, 1996, the Board has reserved 1,763,133 shares for issuance upon the grant and exercise of options and rights under the Company's stock option and stock purchase plans, and 41,250 shares of Common Stock may be issued upon exercise of warrants currently held by three (3) warrantholders. Additionally, upon approval of Proposal 3, another 800,000 shares will be reserved for future grants under the Company's 1990 Stock Option Plan, leaving a remainder of 2,228,926 authorized shares available.

         On November 27, 1996, the Company issued a dividend of Common Stock in the form of a 2:1 stock split. Although at present the Board of Directors has no other plans to issue the additional shares of Common Stock, it desires to have such shares available to provide additional flexibility to use its capital stock for business and financial purposes in the future. The additional shares may be used, without further shareholder approval, for various purposes including, without limitation, issuing additional dividends in the form of stock splits, raising capital, providing equity incentives to employees, officer or directors, establishing strategic relationships with other companies and expanding the Company's business or product lines through the acquisition of other businesses or products.

         The additional shares of Common Stock that would become available for issuance if this proposal were adopted could also be used by the Company to oppose a hostile takeover attempt or delay or prevent changes in control or management of the Company. For example, without further shareholder approval, the Board could strategically sell shares of Common Stock in a private transaction to purchasers who would oppose a takeover or favor the current Board. Although this proposal to increase the authorized Common Stock has been prompted by business and financial considerations and not by the threat of any hostile takeover attempt (nor is the Board currently aware of any such attempts directed at the Company), nevertheless, shareholders should be aware that approval of this proposal could facilitate future efforts by the Company to deter or prevent changes in control of the Company, including transactions in which the shareholders might otherwise receive a premium for their shares over then current market prices.

         The Company's audited consolidated financial statements, management's discussion and analysis of financial condition and results of operations, and certain supplementary financial information are incorporated by reference to pages 10 through 26 of the Company's 1996 Annual Report to Shareholders.


                                       4.

         The affirmative vote of the holders of a majority of the outstanding shares of the Common Stock present in person or represented by proxy and voting at the Annual Meeting will be required to approve this amendment to the Company's Restated Certificate of Incorporation, as amended. For purposes of the vote, abstentions and broker non-votes will not be counted for any purpose in determining whether this matter has been approved.

         If Proposal 4 is approved, the capitalization of the Delaware Company will be identical to that proposed in this Proposal 2. Accordingly, if Proposal 4 is approved and the Company is reincorporated, the Company will have 40,000,000 shares of authorized Common Stock whether or not Proposal 2 is approved. If Proposal 4 is not approved, the Company's capitalization will change only if this Proposal 2 is approved.

               THE BOARD RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 2



                                       5.

                                   PROPOSAL 3

               APPROVAL OF AMENDMENT OF THE 1990 STOCK OPTION PLAN

         In November 1996, the Company's Board of Directors adopted an amendment, subject to shareholder approval, to increase the number of shares reserved for issuance under the 1990 Stock Option Plan (the "1990 Option Plan") by 800,000 shares, from 4,650,000 (including shares reserved or granted under the Company's prior Option Plans) to 5,450,000 shares. The Board adopted this amendment to ensure that the Company can continue to grant stock options to employees at levels determined appropriate by the Board and the Compensation Committee and to provide incentives for such persons to exert maximum efforts for the success of the Company.

         At December 31, 1996, options (net of canceled or expired options) covering an aggregate of 5,021,627 shares of the Company's Common Stock had been granted under the 1990 Option Plan, with 371,627 of such options granted by the Board subject to shareholder approval of this Proposal 3. No shares (plus any shares that might in the future be returned to the plans as a result of cancellations or expiration of options) remained available for future grant under the 1990 Option Plan. Options to purchase 3,272,729 shares have been exercised. During the last fiscal year, under the 1990 Option Plan, the Company granted 60,000 options at exercise prices of $4.81 to $8.94 per share to current executive officers and granted to all employees (excluding executive officers) as a group options to purchase 200,000 shares at exercise prices of $4.81 to $9.88 per share.

         Shareholders are requested in this Proposal 3 to approve the 1990 Option Plan, as amended. The affirmative vote of the holders of a majority of the outstanding shares of Common Stock present in person or represented by proxy and voting at the Annual Meeting will be required to approve the adoption of the amendment to the 1990 Option Plan. For purposes of the vote, abstentions and broker non-votes will not be counted for any purpose in determining whether this matter has been approved.


               THE BOARD RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 3

         The essential features of the 1990 Option Plan are outlined below:

General

         In September 1990, the Company's Board of Directors adopted the 1990 Option Plan, effective on October 1, 1990. The 1990 Option Plan was approved by the shareholders in January 1991. At the same time, the Board of Directors terminated the Company's 1982 Incentive Stock Option Plan and 1984 Supplemental Stock Option Plan (together, these two option plans are sometimes referred to as the "Former Option Plans" and, together with the 1990 Option Plan as the "Option Plans"), effective upon shareholder approval of the 1990 Stock Option Plan. A total of 3,650,000 shares (including shares reserved or granted under the Former Option Plans), were reserved for issuance under the 1990 Option Plan, which was exactly equal to the number of ungranted shares reserved for issuance under the Former Option Plans. Shares reserved for issuance under the Former Option Plans, if the options under which they were to be issued are canceled or terminate, will become available for issuance under the 1990 Option Plan. In October 1991, the Company's Board of Directors adopted an amendment to increase the number of shares reserved under the 1990 Option Plan from 3,650,000 shares to 4,150,000 shares. This amendment was approved by the shareholders in January 1992. In September 1994, the Company's Board of Directors adopted an amendment to increase the number of shares reserved under the 1990 Option Plan from 4,150,000 to 4,650,000. This amendment was approved by the shareholders in January 1995. Currently the Board has granted a total of 5,021,627 shares under the 1990 Option Plan, with 371,627 of such outstanding options granted by the Board, subject to shareholder approval of this Proposal 3.


                                       6.

         The 1990 Option Plan provides for the grant of both incentive and supplemental stock options. Incentive stock options granted under the 1990 Option Plan are intended to qualify as "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the
"Code"). Supplemental stock options granted under the 1990 Option Plan are intended not to qualify as incentive stock options under the Code. See "Federal Income Tax Information" for a discussion of the tax treatment of incentive and supplemental stock options.

Purpose

         The 1990 Option Plan was adopted to provide a means by which selected officers, directors and employees of and consultants to the Company and its affiliates could be given an opportunity to purchase stock in the Company, to assist in retaining the services of employees holding key positions, to secure and retain the services of persons capable of filling such positions, and to provide incentives for such persons to exert maximum efforts for the success of the Company.

Administration

         The 1990 Option Plan is administered by the Board of Directors of the Company. The Board has the power to construe and interpret the 1990 Option Plan and, subject to the provisions of the 1990 Option Plan, to determine the persons to whom and the dates on which options will be granted, the number of shares to be subject to each option, the time or times during the term of each option within which all or a portion of such option may be exercised, the exercise price, the type of consideration, and other terms of the option. The Board of Directors is authorized to delegate administration of the 1990 Option Plan to a committee composed of not fewer than two members of the Board. The Board has delegated administration of the 1990 Option Plan to the Compensation Committee of the Board. As used herein with respect to the 1990 Option Plan, the "Board" refers to the Compensation Committee as well as to the Board of Directors itself.

Eligibility

         Under the 1990 Option Plan, incentive stock options may be granted only to key employees of the Company and its subsidiaries. A director of the Company shall not be eligible to receive incentive stock options unless such director is also an employee (including an officer) of the Company or its subsidiaries. Supplemental stock options under the 1990 Option Plan may only be granted to directors of, key employees (including officers) of, sales representatives for, or consultants to the Company and its subsidiaries. A director of the Company shall not be eligible to receive a supplemental stock option unless such director is expressly declared eligible to participate in the 1990 Option Plan by appropriate action of the Board.

         No incentive stock option may be granted under the 1990 Option Plan to any person who, at the time of the grant, owns (or is deemed to own) stock possessing more than 10% of the total combined voting power of the Company or any affiliate of the Company, unless the option exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant, and the term of the option does not exceed five years from the date of grant. For incentive stock options granted under the 1990 Option Plan after 1986, the aggregate fair market value, determined at the time of grant, of the shares of Common Stock with respect to which such options are exercisable for the first time by an optionee during any calendar year (under all such plans of the Company and its affiliates) may not exceed $100,000.

Stock Subject to the 1990 Option Plan

         If options granted under the 1990 Option Plan expire or otherwise terminate without being exercised, the Common Stock not purchased pursuant to such options again becomes available for issuance under the 1990 Option Plan.


                                       7.

Terms of Options

         The following is a description of the permissible terms of options under the 1990 Option Plan. Individual option grants may be more restrictive as to any or all of the permissible terms described below.

         Exercise Price; Payment. The exercise price of incentive stock options under the 1990 Option Plan may not be less than the fair market value of the Common Stock subject to the option on the date of the option grant and, in some cases (see "Eligibility", above), may not be less than 110% of such fair market value. The exercise price of supplemental options under the 1990 Option Plan may not be less than 85% of the fair market value of the Common Stock subject to the option on the date of the option grant. However, if options were granted with exercise prices below market value, deductions for compensation attributable to the exercise of such options could be limited by Section 162(m). See "Federal Income Tax Information." At January 14, 1997, the closing price of the Company's Common Stock as reported on the Nasdaq National Market System was $37.00 per share.

         The exercise price of options granted under the 1990 Option Plan must be paid either: (a) in cash at the time the option is exercised; or (b) at the discretion of the Board, (i) by delivery of other Common Stock of the Company,
(ii) pursuant to a deferred payment arrangement or (c) in any other form of legal consideration acceptable to the Board.

         Option Exercise. Options granted under the 1990 Option Plan may become exercisable in cumulative increments ("vest") as determined by the Board. The Board has the power to accelerate the time during which an option may be exercised. In addition, options granted under the 1990 Option Plan may permit exercise prior to vesting, but in such event the optionee may be required to enter into an early exercise stock purchase agreement that allows the Company to repurchase shares not yet vested, at their exercise price, should the optionee leave the employ of the Company before vesting. To the extent provided by the terms of an option, an optionee may satisfy any federal, state or local tax withholding obligation relating to the exercise of such option by a cash payment upon exercise, by authorizing the Company to withhold a portion of the stock otherwise issuable to the optionee, by delivering already-owned stock of the Company, or by a combination of these means.

         Term. The maximum term of options under the 1990 Option Plan is 10 years, except that in certain cases (see "Eligibility"), the maximum term is 5 years. Options under the 1990 Option Plan terminate three months after termination of the optionee's employment or relationship as a consultant, sales representative or director of the Company or any affiliate of the Company, unless (a) such termination is due to such person's permanent and total disability (as defined in the Code), in which case the option may, but need not, provide that it may be exercised at any time within one year of such termination; (b) the optionee dies while employed by or serving as a consultant, sales representative or director to the Company or any affiliate of the Company, or within three months after termination of such relationship, in which case the option may, but need not, provide that it may be exercised (to the extent the option was exercisable at the time of the optionee's death) within eighteen months of the optionee's death by the person or persons to whom the rights to such option pass by will or by the laws of descent and distribution; or (c) the option, by its terms, specifically provides otherwise. Individual options, by their terms, may provide for exercise within a longer period of time following termination of employment or the consulting relationship. The option term may also be extended in the event that exercise of the option within these periods is prohibited for specified reasons.

Adjustment Provisions

         If there is any change in the stock subject to the 1990 Option Plan or subject to any option granted under the 1990 Option Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or otherwise), the 1990 Option Plan and options outstanding thereunder will be appropriately adjusted as to the class and the maximum number of shares subject to such plan and the class, number of shares and price per share of stock subject to such outstanding options.


                                       8.

Effect of Certain Corporate Events

         The 1990 Option Plan provides that, in the event of a dissolution or liquidation of the Company, or a specified type of merger or other corporate reorganization, to the extent permitted by law, any surviving corporation will be required to either assume options outstanding under the 1990 Option Plan or substitute similar options for those outstanding under such Plans, or, at the discretion of the Board, (a) such outstanding options will continue in full force and effect, (b) the time during which such options may be exercised will be accelerated and the options terminated if not exercised during such time or
(c) the options will be terminated. The acceleration of an option in the event of an acquisition or similar corporate event may be viewed as an antitakeover provision, which may have the effect of discouraging a proposal to acquire or otherwise obtain control of the Company.

Duration, Termination and Amendment

         The Board may suspend or terminate the 1990 Option Plan without shareholder approval or ratification at any time or from time to time. Unless sooner terminated, the 1990 Option Plan will terminate on September 27, 2000.

         The Board may also amend the 1990 Option Plan at any time or from time to time. However, no amendment will be effective unless approved by the shareholders of the Company within twelve months before or after its adoption by the Board if the amendment would: (a) modify the requirements as to eligibility for participation (to the extent such modification requires shareholder approval in order for the Plan to satisfy Section 422 of the Code, if applicable, or Rule 16b-3 of the Exchange Act); (b) increase the number of shares reserved for issuance upon exercise of options; or (c) change any other provision of the Plan in any other way if such modification requires shareholder approval in order to comply with Rule 16b-3 or satisfy the requirements of Section 422 of the Code.

Restrictions on Transfer

         Under the 1990 Option Plan, an option may not be transferred by the optionee otherwise than by will or by the laws of descent and distribution. During the lifetime of an optionee, an option may be exercised only by the optionee. In addition, shares subject to repurchase by the Company under an early exercise stock purchase agreement may be subject to restrictions on transfer which the Board deems appropriate.

Federal Income Tax Information

         Incentive Stock Options. Incentive stock options under the 1990 Option Plan are intended to be eligible for the favorable federal income tax treatment accorded "incentive stock options" under the Code.

         There generally are no federal income tax consequences to the optionee or the Company by reason of the grant or exercise of an incentive stock option. However, the exercise of an incentive stock option may increase the optionee's alternative minimum tax liability, if any.

         If an optionee holds stock acquired through exercise of an incentive stock option for more than two years from the date on which the option is granted and more than one year from the date on which the shares are transferred to the optionee upon exercise of the option, any gain or loss on a disposition of such stock will be long-term capital gain or loss. Generally, if the optionee disposes of the stock before the expiration of either of these holding periods (a "disqualifying disposition"), at the time of disposition, the optionee will realize taxable ordinary income equal to the lesser of (a) the excess of the stock's fair market value on the date of exercise over the exercise price or (b) the optionee's actual gain, if any, on the purchase and sale. The optionee's additional gain or any loss upon the disqualifying disposition will be a capital gain or loss which will be long-term or short-term depending on whether the stock was held for more than one year. Long-term capital gains currently are generally subject to lower tax rates than ordinary income. The maximum capital gains rate for federal income tax purposes is currently 28% while the


                                       9.

maximum ordinary income rate is effectively 39.6% at the present time. Slightly different rules may apply to optionees who acquire stock subject to certain repurchase options or who are subject to Section 16(b) of the Exchange Act.

         To the extent the optionee recognizes ordinary income by reason of a disqualifying disposition, the Company will be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation) to a corresponding business expense deduction in the tax year in which the disqualifying disposition occurs.

         Supplemental  Stock Options.  Supplemental  stock options granted under
the  1990  Option  Plan  generally   have  the  following   federal  income  tax
consequences:

         There are no tax consequences to the optionee or the Company by reason of the grant of a supplemental stock option. Upon exercise of a supplemental stock option, the optionee normally will recognize taxable ordinary income equal to the excess of the stock's fair market value on the date of exercise over the option exercise price. Generally, with respect to employees, the Company is required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, the Company will generally be entitled to a business expense deduction equal to the taxable ordinary income realized by the optionee. Upon disposition of the stock, the optionee will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon exercise of the option. Such gain or loss will be long or short-term depending on whether the stock was held for more than one year. Slightly different rules may apply to optionees who acquire stock subject to certain repurchase options or who are subject to Section 16(b) of the Exchange Act.

         Potential Limitation on Company Deductions. As part of the Omnibus Budget Reconciliation Act of 1993, the U.S. Congress amended the Code to add
Section 162(m), which denies a deduction to any publicly held corporation for compensation paid to certain employees in a taxable year to the extent that compensation exceeds $1,000,000 for a covered employee. It is possible that compensation attributable to stock options, when combined with all other types of compensation received by a covered employee from the Company, may cause this limitation to be exceeded in any particular year.

         Certain kinds of compensation, including qualified "performance-based compensation," are disregarded for purposes of the deduction limitation. In accordance with Treasury regulations issued under Section 162(m), compensation attributable to stock options will qualify as performance-based compensation, provided that: (i) the option plan contains a per-employee limitation on the number of shares for which options may be granted during a specified period;
(ii) the per-employee limitation is approved by the shareholders; (iii) the option is granted by a compensation committee comprised solely of "outside directors"; and (iv) either the exercise price of the option is no less than the fair market value of the stock on the date of grant, or the option is granted (or exercisable) only upon the achievement (as certified by the compensation committee) of an objective performance goal established in writing by the compensation committee while the outcome is substantially uncertain.


                                       10.

                                   PROPOSAL 4

                   REINCORPORATION OF THE COMPANY IN DELAWARE
                AND RELATED CHANGES TO THE RIGHTS OF SHAREHOLDERS

General

         The Board of Directors has unanimously approved a proposal to change the Company's state of incorporation from California to Delaware. The Board of Directors believes the change in domicile to be in the best interests of the Company and its shareholders for several reasons. Principally, the Board of Directors believes that reincorporation will enhance the Company's ability to attract and retain qualified members of the Company's Board of Directors as well as encourage directors to continue to make independent decisions in good faith on behalf of the Company. To date, the Company has not experienced difficulty in retaining directors. The Company believes that the more favorable corporate environment afforded by Delaware will enable it to compete more effectively with other public companies, most of which are incorporated in Delaware, to attract new directors and to retain its current directors. Reincorporation in Delaware will allow the Company the increased flexibility and predictability afforded by Delaware law. Concurrent with the reincorporation, the Company proposes to adopt or maintain certain measures designed to make hostile takeovers of the Company more difficult. The Board believes that adoption of these measures will enable the Board to consider fully any proposed takeover attempt and to negotiate terms that maximize the benefit to the Company and its shareholders.

         In recent years, a number of major public companies have obtained the approval of their shareholders to reincorporate in Delaware. For the reasons explained below, the Company believes it is beneficial and important that the Company likewise avail itself of Delaware law.

         For many years Delaware has followed a policy of encouraging incorporation in that state. In furtherance of that policy, Delaware has adopted comprehensive corporate laws which are revised regularly to meet changing business circumstances. The Delaware Legislature is particularly sensitive to issues regarding corporate law and is especially responsive to developments in modern corporate law. The Delaware courts have developed considerable expertise in dealing with corporate issues as well as a substantial body of case law construing Delaware's corporate law. As a result of these factors, it is anticipated that Delaware law will provide greater predictability in the Company's legal affairs than is presently available under California law.

         In 1986, Delaware amended its corporate law to allow corporations to limit the personal monetary liability of its directors for their conduct as directors under certain circumstances. The directors have elected to adopt such a provision in the Delaware certificate and bylaws. It should be noted that Delaware law does not permit a Delaware corporation to limit or eliminate the liability of its directors for intentional misconduct, bad faith conduct or any transaction from which the director derives an improper personal benefit or for violations of federal laws such as the federal securities laws. The Board believes that Delaware incorporation will enhance the Company's ability to recruit and retain directors in the future, however, the shareholders should be aware that such a provision inures to the benefit of the directors, and the interest of the Board in recommending the reincorporation may therefore be in conflict with the interests of the shareholders. See "Indemnification and Limitation of Liability" for a more complete discussion of these issues.

         In 1987, California amended its corporate law in a manner similar to Delaware to permit a California corporation to limit the personal monetary liability of its directors for their conduct as directors under certain circumstances. The Company adopted articles and bylaws and entered into indemnification agreements to take advantage of these changes in California law. Nonetheless, the Board of Directors believes that the protection from liability for directors is somewhat greater under the Delaware law than under the California law and therefore that the Company's objectives in adopting this type of provision can be better achieved by reincorporation in Delaware. The Board of Directors has included such a provision in the Delaware articles and bylaws. Shareholders should be aware


                                       11.

that, because such provision inures to the benefit of the directors, there is a potential conflict in the Board's support of such a provision. See "Indemnification and Limitation of Liability" for a more complete discussion of these issues.

         The interests of the Board of Directors of the Company, management and affiliated shareholders in voting on the reincorporation proposal may not be the same as those of unaffiliated shareholders. Delaware law does not afford minority shareholders some of the rights and protections available under California law. Reincorporation of the Company in Delaware may make it more difficult for minority shareholders to elect directors and influence Company policies. A discussion of the principal differences between California and Delaware law as they affect shareholders begins on page __ of this Proxy Statement.

         In addition, portions of the reincorporation proposal may have the effect of deterring hostile takeover attempts. A hostile takeover attempt may have a positive or a negative effect on the Company and its shareholders, depending on the circumstances surrounding a particular takeover attempt. Takeover attempts that have not been negotiated or approved by the board of directors of a corporation can seriously disrupt the business and management of a corporation and generally present to the shareholders the risk of terms which may be less than favorable to all of the shareholders than would be available in a board-approved transaction. Board approved transactions may be carefully planned and undertaken at an opportune time in order to obtain maximum value for the corporation and all of its shareholders with due consideration to matters such as the recognition or postponement of gain or loss for tax purposes, the management and business of the acquiring corporation and maximum strategic deployment of corporate assets.

         The Board of Directors recognizes that hostile takeover attempts do not always have the unfavorable consequences or effects described above and may frequently be beneficial to the shareholders, providing all of the shareholders with considerable value for their shares. However, the Board of Directors believes that the potential disadvantages of unapproved takeover attempts are sufficiently great such that prudent steps to reduce the likelihood of such takeover attempts are in the best interests of the Company and its shareholders. Accordingly, the reincorporation plan includes certain proposals that may have the effect of discouraging or deterring hostile takeover attempts.

         Notwithstanding the belief of the Board as to the benefits to shareholders of the changes, shareholders should recognize that one of the effects of such changes may be to discourage a future attempt to acquire control of the Company which is not presented to and approved by the Board of Directors, but which a substantial number and perhaps even a majority of the Company's shareholders might believe to be in their best interests or in which shareholders might receive a substantial premium for their shares over the current market prices. As a result, shareholders who might desire to participate in such a transaction may not have an opportunity to do so.

         The Delaware certificate and bylaws will contain provisions eliminating cumulative voting and the action by written consent of shareholders, advance notice requirement for shareholder proposals, supermajority requirements for amendment of certain provisions in the Delaware certificate and bylaws and requiring a vacancy on the board resulting from an increase in number of directors to be filled by the majority vote of the directors.

         In considering the proposals, shareholders should be aware that the overall effect of certain of the proposed changes is to make it more difficult for holders of a majority of the outstanding shares of Common Stock to change the composition of the Board of Directors and to remove existing management in circumstances where a majority of the shareholders may be dissatisfied with the performance of the incumbent directors or otherwise desire to make changes.

         The new provisions in the Company's charter documents could make a proxy contest a less effective means of removing or replacing existing directors or could make it more difficult to make a change in control of the Company which is opposed by the Board of Directors. This strengthened authority of the Board of Directors could enable the Board of Directors to resist change and otherwise thwart the desires of a majority of the shareholders. Because this provision may have the effect of continuing the tenure of the current Board of Directors, the Board has recognized that the individual directors have a personal interest in this provision that may differ from those of the shareholders. However, the Board believes that these provisions' primary purpose is to ensure that the Board will have sufficient time

                                       12.

to consider fully any proposed takeover attempt in light of the short and long-term benefits and other opportunities available to the Company and, to the extent the Board determines to proceed with the takeover, to effectively negotiate terms that would maximize the benefits to the Company and its shareholders.

         The Board of Directors has considered the potential disadvantages and believes that the potential benefits of the provisions included in the proposed charter documents outweigh the possible disadvantages. In particular, the Board believes that the benefits associated with attracting and retaining skilled and experienced outside directors and with enabling the Board to fully consider and negotiate proposed takeover attempts, as well as the greater sophistication, breadth and certainty of Delaware law, make the reincorporation proposed beneficial to the Company, its management and its shareholders.

         The proposal to include these antitakeover provisions in the proposed reincorporation does not reflect knowledge on the part of the Board of Directors or management of any proposed takeover or other attempt to acquire control of the Company. Management may in the future propose other measures designed to discourage takeovers apart from those proposed in this Proxy Statement, if warranted from time to time in the judgment of the Board of Directors.

         The proposed reincorporation would be accomplished by merging the Company into a newly formed Delaware corporation which, just before the merger, will be a wholly owned subsidiary of the Company (the "Delaware Company"), pursuant to an Agreement and Plan of Merger (the "Merger Agreement"), a copy of which is attached as Exhibit A to this Proxy Statement. Upon the effective date of the merger, the Delaware Company's name will be Zitel Corporation. The reincorporation will not result in any change in the Company's business, assets or liabilities, will not cause its corporate headquarters to be moved and will not result in any relocation of management or other employees.

         On the effective date of the proposed reincorporation, each outstanding share of Common Stock of the Company will automatically convert into one share of Common Stock of the Delaware Company, and shareholders of the Company will automatically become shareholders of the Delaware Company. On the effective date of the reincorporation, the number of outstanding shares of Common Stock of the Delaware Company will be equal to the number of shares of Common Stock of the Company outstanding immediately prior to the effective date of the reincorporation. In addition, each outstanding option or right to acquire shares of Common Stock or Preferred Stock of the Company will be converted into an option or right to acquire an equal number of shares of Common Stock or Preferred Stock of the Delaware Company, under the same terms and conditions as the original options or rights. All of the Company's employee benefit plans, including the 1984 Employee Stock Purchase Plan, 1990 Stock Option Plan and the 1995 Non-Employee Directors' Stock Option Plan will be adopted and continued by the Delaware Company following the reincorporation. Shareholders should recognize that approval of the proposed reincorporation will constitute approval of the adoption and assumption of those plans by the Delaware Company.

         No action need be taken by shareholders to exchange their stock certificates now; this will be accomplished at the time of the next transfer by the shareholder. Certificates for shares in the Company will automatically represent an equal number of shares in the Delaware Company upon completion of the merger.

         The affirmative vote of the holders of a majority of the outstanding shares of the Company's Common Stock present in person or represented by proxy and voting at the Annual Meeting is required for approval of the reincorporation. For purposes of the vote, abstentions and broker non-votes will not be counted for any purpose in determining whether this matter has been approved. If approved by the shareholders, it is anticipated that the reincorporation would be completed as soon thereafter as practicable. The reincorporation may be abandoned or the Merger Agreement may be amended (with certain exceptions), either before or after shareholder approval has been obtained, if in the opinion of the Board of Directors, circumstances arise that make such action advisable; provided, that any amendment that would effect a material change from the charter provisions discussed in this Proxy Statement would require further approval by the holders of a majority of the outstanding shares of the Company's Common Stock.


                                       13.

Significant Changes Caused by Reincorporation

         In general, the Company's corporate affairs are governed at present by the corporate law of California, the Company's state of incorporation, and by the Company's Restated Articles of Incorporation, as amended (the "California Articles") and the Company's Bylaws (the "California Bylaws"), which have been adopted pursuant to California law. The California Articles and California Bylaws are available for inspection during business hours at the principal executive offices of the Company. In addition, copies may be obtained by writing to the Company at Zitel Corporation, 47211 Bayside Parkway, Fremont, California 94538, Attention: Corporate Secretary.

         If the reincorporation proposal is adopted, the Company will merge into, and its business will be continued by, the Delaware Company. Following the merger, issues of corporate governance and control would be controlled by Delaware, rather than California law (however, see "Application of California Law After Reincorporation"). The California Articles and California Bylaws, will, in effect, be replaced by the Certificate of Incorporation of the Delaware Company (the "Delaware Certificate") and the bylaws of the Delaware Company (the "Delaware Bylaws"), copies of which are attached as Exhibits B and C to this Proxy. Accordingly, the differences among these documents and between Delaware and California law are relevant to your decision whether to approve the reincorporation proposal.


         A number of differences between California and Delaware law and among the various charter documents are summarized in the chart below. Shareholders are requested to read the following chart in conjunction with the discussion following the chart and the Merger Agreement, the Delaware Certificate and the Delaware Bylaws attached to this Proxy Statement. For each item summarized in the chart, there is a reference to a page of this Proxy Statement on which a more detailed discussion appears.


================================================================================================================================
             Issue                                  Delaware                                       California
--------------------------------------------------------------------------------------------------------------------------------
Limitation of Liability of        Delaware law permits the limitation of          California law contains additional
Directors and Officers            liability of directors and officers to the      exceptions to the liability limitations
(see page __).                    Company except in connection with (i)           of directors and officers.  See
                                  breaches of the duty of loyalty; (ii)           "Indemnification and Limitations of
                                  acts or omissions not in good faith or          Liability."
                                  involving  intentional  misconduct  or
                                  knowing violations of law; (iii) the payment
                                  of unlawful dividends or unlawful stock
                                  repurchases or redemptions; or (iv)
                                  transactions  in which a director  received an
                                  improper personal benefit.
--------------------------------------------------------------------------------------------------------------------------------
Indemnification of                Delaware law permits somewhat                   California Law permits
Directors and Officers            broader indemnification and could               indemnification under certain
(see page __).                    result in indemnification of directors          circumstances, subject to certain
                                  and officers in circumstances where             limitations.  See "Indemnification and
                                  California law would not permit                 Limitation of Liability."
                                  indemnification.  See "Indemnification
                                  and Limitation of Liability."
--------------------------------------------------------------------------------------------------------------------------------

                                                                 14.

================================================================================================================================
             Issue                                  Delaware                                       California
--------------------------------------------------------------------------------------------------------------------------------
Cumulative Voting for             Cumulative voting not available under           Cumulative voting is mandatory upon
Directors                         Delaware law because not provided in            notice given by a shareholder at a
(See page __).                    the Delaware Certificate.                       shareholders' meeting at which
                                                                                  directors are to be elected. California law
                                                                                  permits NASDAQ/NMS corporations with over 800
                                                                                  equity security holders to eliminate cumulative
                                                                                  voting.
--------------------------------------------------------------------------------------------------------------------------------
Number of Directors               Determined solely by resolution of the          Determined by Board within range set
(see page __).                    Board.                                          in the California Bylaws.  Changes in
                                                                                  the authorized range must be
                                                                                  approved by the shareholders.
--------------------------------------------------------------------------------------------------------------------------------
Filling Board Vacancies           Delaware law provides for the                   California law permits (a) any holder
                                  Delaware Court of Chancery to order             of 5% or more of the corporation's
                                  an election to fill vacancies or newly          Voting Stock or (b) the superior court
                                  created directorships upon the                  of the appropriate county to call a
                                  application of the holders of 10% of            special meeting of shareholders to
                                  the outstanding shares having a right           elect the entire board if, after filling
                                  to vote for such directors if, at the           any vacancy, the directors then in
                                  time of filling such vacancies or               office who have been elected by the
                                  directorships, the directors then in            shareholders constitute less than a
                                  office constitute less than a majority of       majority of the directors then in
                                  the entire board as constituted                 office.
                                  immediately prior to any increase.
--------------------------------------------------------------------------------------------------------------------------------
Removal of Directors by           Removal with or without cause by                Removal with or without cause by
Shareholders (see page            affirmative vote of a majority of the           affirmative vote of a majority of the
__).                              outstanding shares.                             outstanding shares, provided that
                                                                                  shares voting against removal could not elect
                                                                                  such director under cumulative voting.
--------------------------------------------------------------------------------------------------------------------------------
Who May Call Special              The Board, the Chairman of the Board            The Board, the Chairman of the
Shareholder Meeting               or the Chief Executive Officer.                 Board, the President, or holders of
(see page __).                                                                    10% of the shares entitled to vote at
                                                                                  the special meeting.
--------------------------------------------------------------------------------------------------------------------------------
Action by Written                 Action by written consent not                   Any action which may be taken at
Consent of Shareholders           permitted by Delaware Certificate.              any annual or special meeting of
in Lieu of a Shareholder          All shareholder action must take place          shareholders may be taken without a
Vote at Shareholder               by a shareholder vote at a meeting of           meeting and without prior notice, if a
Meeting (see page __).            shareholders.                                   written consent is signed by the
                                                                                  holders of outstanding shares
                                                                                  necessary to authorize the action.
--------------------------------------------------------------------------------------------------------------------------------
Tender Offer Statute (see         Restricts hostile two-step takeovers.           No comparable statute.
page __).
--------------------------------------------------------------------------------------------------------------------------------

                                                                 15.


================================================================================================================================
             Issue                                  Delaware                                       California
--------------------------------------------------------------------------------------------------------------------------------
Amendment of                      Amendments to provisions relating to            Amendments require approval by a
Certificate (see page __).        director indemnification, management            majority of the voting stock of the
                                  of the Delaware Company, and                    Company.
                                  amendment of the Delaware
                                  Certificate require approval by
                                  66 2/3% of the voting stock of the
                                  Delaware Company.
--------------------------------------------------------------------------------------------------------------------------------
Amendment of Bylaws               By the Board or the holders of                  By the Board or the holders of a
(see page __).                    66 2/3% of the outstanding voting               majority of the outstanding voting
                                  shares.                                         shares.
--------------------------------------------------------------------------------------------------------------------------------
Loans to Officers and             Board may authorize if expected to              Loans must be approved or ratified by
Directors (see page __).          benefit the Company.                            a majority of the outstanding shares.
--------------------------------------------------------------------------------------------------------------------------------
Class Vote for                    Generally not required unless a                 A reorganization transaction  must
Reorganizations (see              reorganization adversely affects a              generally be approved by a majority
page __).                         specific class of shares.                       vote of each class of shares
                                                                                  outstanding.
--------------------------------------------------------------------------------------------------------------------------------
Right of Shareholders to          Permitted for any purpose reasonably            Permitted for any purpose reasonably
Inspect Shareholder List          related to such shareholder's interest          related to such shareholder's interest
(see page __).                    as a shareholder.                               as a shareholder.  Also, an absolute
                                                                                  right to 5% shareholders and certain
                                                                                  1% shareholders.
--------------------------------------------------------------------------------------------------------------------------------
Appraisal Rights (see             Generally available if shareholders             Available in certain circumstances if
page __).                         receive cash in exchange for the                the holders of 5% of the class assert
                                  shares and in certain other                     such rights.
                                  circumstances.
--------------------------------------------------------------------------------------------------------------------------------
Dividends (see page __).          Paid from surplus (including paid-in            Generally limited to the greater of (i)
                                  and earned surplus or net profits).             retained earnings or (ii) an amount
                                                                                  which would leave the Company with assets of 125%
                                                                                  of liabilities and current assets of 100% of
                                                                                  current liabilities.
--------------------------------------------------------------------------------------------------------------------------------
Other                             Responsive  legislature  and  larger  body  of
                                  corporate  case law in Delaware  provides more
                                  predictable  corporate  legal  environment  in
                                  Delaware.
================================================================================================================================



Indemnification and Limitation of Liability

         Limitations on Director Liability. Both California and Delaware permit a corporation to limit the personal liability of a director to the corporation or its shareholders for monetary damages for breach of certain duties as a director. The California and Delaware laws adopt a self-governance approach by enabling a corporation to take


                                       16.

advantage of these provisions only if an amendment to the charter limiting such liability is approved by a majority of the outstanding shares or such language is included in the original charter.

         The California Articles eliminate the liability of directors to the corporation to the fullest extent permissible under California law. California law does not permit the elimination of monetary liability where such liability is based on: (a) intentional misconduct or knowing and culpable violation of law; (b) acts or omissions that a director believes to be contrary to the best interests of the corporation or its shareholders, or that involve the absence of good faith on the part of the director; (c) receipt of an improper personal benefit; (d) acts or omissions that show reckless disregard for the director's duty to the corporation or its shareholders, where the director in the ordinary course of performing a director's duties should be aware of a risk of serious injury to the corporation or its shareholders; (e) acts or omissions that constitute an unexcused pattern of inattention that amounts to an abdication of the director's duty to the corporation and its shareholders: (f) interested transactions between the corporation and a director in which a director has a material financial interest: and (g) liability for improper distributions, loans or guarantees.

         The Delaware Certificate also eliminates the liability of directors to the fullest extent permissible under Delaware law, as such law exists currently or as it may be amended in the future. Under Delaware law, such provision may not eliminate or limit director monetary liability for (a) breaches of the director's duty of loyalty to the corporation or its shareholders; (b) acts or omissions not in good faith or involving intentional misconduct or knowing violations of law; (c) the payment of unlawful dividends or unlawful stock repurchases or redemptions; or (d) transactions in which the director received an improper personal benefit. Such limitation of liability provision also may not limit director's liability for violation of, or otherwise relieve the Delaware Company or its directors from the necessity of complying with, federal or state securities laws or affect the availability of non-monetary remedies such as injunctive relief or rescission.

         Shareholders should recognize that the proposed reincorporation and associated measures are designed to shield a director from suits by the Delaware Company or its stockholders for monetary damages for negligence or gross negligence by the director in failing to satisfy the director's duty of care. As a result, an action for monetary damages against a director predicated on a breach of the duty of care would be available only if the Delaware Company or its shareholders were able to establish that the director was disloyal in his conduct, failed to act in good faith, engaged in intentional misconduct, knowingly violated the law, derived an improper personal benefit or approved an illegal dividend or stock repurchase. Consequently, the effect of such measures may be to limit or eliminate an effective remedy which might otherwise be available to a shareholder who is dissatisfied with Board of Directors' decisions. Although an aggrieved shareholder could sue to enjoin or rescind an action taken or proposed by the Board of Directors, such remedies may not be timely or adequate to prevent or redress injury in all cases.

         The Company believes that directors are motivated to exercise due care in managing the Company's affairs primarily by concern for the best interests of the Company and its shareholders rather than by the fear of potential monetary damage awards. As a result, the Company believes that the reincorporation proposal should sustain the Board of Directors' continued high standard of corporate governance without any decrease in accountability by directors to the Company and its shareholders.

         Indemnification of Officers and Directors. The California and Delaware Bylaws relating to indemnification similarly require that the California Company and the Delaware Company, respectively, indemnify its directors and its executive officers and officers, respectively, to the fullest extent permitted by the respective state law, provided, that the Company may modify the extent of such indemnification by individual contracts with its directors and executive officers, and, provided, further, that the Company will not be required to indemnify any director or executive officer in connection with a proceeding initiated by such person, with certain exceptions. Such Bylaws permit the California Company and the Delaware Company, respectively, to provide indemnification to its other officers, employees and agents as set forth in the respective state law. Such indemnification is intended to provide the full flexibility available under such laws. The Delaware Bylaws contain provisions similar to the California Bylaws with respect to advances in that the Company is


                                       17.

required to advance expenses related to any proceeding contingent on such persons' commitment to repay any advances unless it is determined ultimately that such persons are entitles to be indemnified.

         California and Delaware have similar laws respecting indemnification by a corporation of its officers, directors, employees and other agents. There are nonetheless certain differences between the laws of the two states.

         California law permits indemnification of expenses incurred in derivative or third-party actions, except that with respect to derivative actions (a) no indemnification may be made without court approval when a person is adjudged liable to the corporation in the performance of that person's duty to the corporation and its shareholders, unless a court determines such person is entitled to indemnity for expenses, and then such indemnification may be made only to the extent that such court shall determine and (b) no indemnification may be made under California law, without court approval in respect of amounts paid or expenses incurred in settling or otherwise disposing of a threatened or pending action or amounts incurred in defending a pending action which is settled or otherwise disposed of without court approval. Delaware allows indemnification of such expenses without court approval.

         Indemnification is permitted by both California and Delaware law providing the requisite standard of conduct is met, as determined by a majority vote of a disinterested quorum of the directors, independent legal counsel (if a quorum of independent directors is not obtainable), a majority vote of a quorum of the shareholders (excluding shares owned by the indemnified party) or the court handling the action.

         California law requires indemnification when the individual has successfully defended the action on the merits (as opposed to Delaware law which requires indemnification relating to a successful defense on the merits or otherwise).

         Delaware law generally permits indemnification of expenses incurred in the defense or settlement of a derivative or third-party action, provided there is a determination by a disinterested quorum of the directors, by independent legal counsel or by a majority vote of a quorum of the shareholders that the person seeking indemnification acted in good faith and in a manner reasonably believed to be in or (in contrast to California law) not opposed to the best interests of the corporation. Without court approval, however, no indemnification may be made in respect of any derivative action in which such person is adjudged liable for negligence or misconduct in the performance of his or her duty to the corporation. Delaware law requires indemnification of expenses when the individual being indemnified has successfully defended the action on the merits or otherwise.

         California corporations may include in their articles of incorporation a provision which extends the scope of indemnification through agreements, bylaws or other corporate action beyond that specifically authorized by statute. The California Articles include such a provision.

         A provision of Delaware law states that the indemnification provided by statute shall not be deemed exclusive of any other rights under any bylaw, agreement, vote of shareholders or disinterested directors or otherwise. Under Delaware law, rights to indemnification and expenses are non-exclusive, in that they need not be limited to those expressly provided by statute. California law is similar in that it permits non-exclusive indemnification if authorized in the Company's charter. The California Articles contain such an enabling provision. Under Delaware law and the Delaware Bylaws, the Delaware Company is permitted to indemnify its directors, officers, employees and other agents, within the limits established by law and public policy, pursuant to an express contract, bylaw provision, shareholder vote or otherwise, any or all of which could provide indemnification rights broader than those currently available under the California Bylaws or the California indemnification statutes. If the reincorporation is approved, the Company intends to enter into indemnification agrements with its officers and directors.

         The indemnification and limitation of liability provisions of California law, and not Delaware law, will apply to actions of the directors and officers of the California Company made prior to the proposed reincorporation. Nevertheless, the Board has recognized in considering this reincorporation proposal that the individual directors have a personal interest in


                                       18.

obtaining the application of Delaware law to such indemnity and limitation of liability issues affecting them and the Company in the event they arise from a potential future case, and that the application of Delaware law, to the extent that any director or officer is actually indemnified in circumstances where indemnification would not be available under California law, would result in expense to the Company which the Company would not incur if the Company were not reincorporated. The Board believes, however, that the overall effect of reincorporation is to provide a corporate legal environment that enhances the Company's ability to attract and retain high quality outside directors and thus benefits the interests of the Company and its shareholders.

         There is no pending or, to the Company's knowledge, threatened litigation to which any of its directors is a party in which the rights of the Company or its shareholders would be affected if the Company currently were subject to the provisions of Delaware law rather than California law.

         California and Delaware corporate law, the bylaws of both the Company and of the Delaware Company, as well as any indemnity agreements, may permit indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act") or the Exchange Act. The Board of Directors has been advised that, in the opinion of the Securities and Exchange Commission (the "Commission"), indemnification for liabilities arising under the Securities Act is contrary to public policy and is therefore unenforceable, absent a decision to the contrary by a court of appropriate jurisdiction.

Cumulative Voting for Directors

         Cumulative voting permits the holder of each share of stock entitled to vote in the election of directors to cast that number of votes which equal the number of directors to be elected. The holder may allocate all votes represented by a share to a single candidate or may allocate those votes among as many candidates as he chooses. Thus, a shareholder with a significant minority percentage of the outstanding shares may be able to elect one or more directors if voting is cumulative.

Under California law cumulative voting in the election of directors is mandatory upon notice given by a shareholder at a shareholders' meeting at which directors are to be elected. In order to cumulate votes a shareholder must give notice at the meeting, prior to the voting, of the shareholder's intention to vote cumulatively. If any one shareholder gives such a notice, all shareholders may cumulate their votes. However, California law permits a company, by amending its articles of incorporation or bylaws, to eliminate cumulative voting when the Company's shares are listed on a national stock exchange or traded on the Nasdaq National Market and are held by at least 800 equity security holders.

         Cumulative voting is not available under Delaware law unless so provided in the corporation's certificate of incorporation. The Delaware Certificate does not provide for cumulative voting.

         Cumulative voting permits the holder of each share of stock entitled to vote in the election of directors to cast that number of votes which equal the number of directors to be elected. The holder may allocate all votes represented by a share to a single candidate or may allocate those votes among as many candidates as it chooses. Thus, a shareholder with a significant minority percentage of the outstanding shares may be able to elect one or more directors if voting is cumulative. In contrast, the holder or holders of a majority of the shares entitled to vote in an election of directors will be able to elect all the directors of the Delaware Company.

         The elimination of cumulative voting could deter investors from acquiring a minority block in the Company with a view toward obtaining a board seat and influencing Company policy. It is also conceivable that the absence of cumulative voting might deter efforts to seek control of the Company on a basis which some shareholders might deem favorable.



                                       19.

Other Matters Relating to Directors

         Number of Directors. California law allows the number of persons constituting the board of directors of a corporation to be fixed by the bylaws or the articles of incorporation, or permits the bylaws to provide that the number of directors may vary within a specified range, the exact number to be determined by the Board of Directors. California law further provides that, in the case of a variable board, the maximum number of directors may not exceed two times the minimum number minus one. The California Articles and Bylaws provide for a board of directors that may vary between five and nine members, inclusive, and the Board of Directors has fixed the exact number of directors at five. California law also requires that any change in a fixed number of directors and any change in the range of a variable Board of Directors specified in the articles and bylaws must be approved by a majority in interest of the outstanding shares entitled to vote (or such greater proportion of the outstanding shares as may be required by the articles of incorporation), provided that a change reducing the minimum number of directors to less than three cannot be adopted if votes cast against its adoption are equal to more than 16 2/3% of the outstanding shares entitled to vote. The California Bylaws require the vote of a majority of the outstanding shares to change the range of the Company's variable Board of Directors; provided, any amendment reducing the minimum number of directors cannot be adopted if votes cast against are equal to more than 16 2/3 percent of the outstanding shares entitled to vote.

         Delaware law permits a board of directors to change the authorized number of directors by amendment to the bylaws unless the number of directors is fixed in the certificate of incorporation or the manner of fixing the number of directors is set forth in the certificate of incorporation, in which case the number of directors may be changed only by amendment of the certificate of incorporation or consistent with the manner specified in the certificate of incorporation, as the case may be. The Delaware Certificate provides that the exact number of directors shall be fixed from time to time exclusively by the Board of Directors by resolution.

         Removal of Directors. Under California law, a director may be removed with or without cause by the affirmative vote of a majority of the outstanding shares, provided that the shares voted against removal would not be sufficient to elect the director by cumulative voting. Under Delaware law, unless the board is classified or cumulative voting is permitted, a director can be removed from office during his term by shareholders with or without cause by the holders of a majority of the shares then entitled to vote at an election of directors. The Delaware Certificate provides that the Company's directors may be removed from office at any time with or without cause by the affirmative vote of the holders of a majority of the voting power of the then-outstanding shares of voting stock of the Company entitled to vote in the election of directors (the "Voting Stock"). The term "cause" with respect to the removal of directors is not defined in the Delaware General Corporation Law and its meaning has not been precisely delineated by the Delaware courts.

         Filling Board Vacancies. Under California law, if, after the filling of any vacancy by the directors of a corporation, the directors then in office who have been elected by the corporation's shareholders constitute less than a majority of the directors then in office, then: (i) any holder of more than 5% of the corporation's Voting Stock may call a special meeting of shareholders, or
(ii) the superior court of the appropriate county may order a special meeting of the shareholders to elect the entire board of directors of the corporation. Delaware law provides that if, at the time of filling any vacancy or newly created directorship, the directors then in office constitute less than a majority of the entire board of directors as constituted immediately prior to any increase, the Delaware Court of Chancery may, upon application of any shareholder or shareholders holding at least 10% of the total number of shares at the time outstanding having the right to vote for such directors, summarily order an election to be held to fill any such vacancies or newly created directorships or to replace the directors chosen by the directors then in office.

         The proposed Delaware Certificate and Bylaws provide that vacancies shall, unless the Board of Directors determines by resolution that any such vacancies be filled by the shareholders or as otherwise provided by law, be filled only by the affirmative vote of a majority of directors then in office, even if such directors comprise less than a quorum of the Board of Directors.


                                       20.

Capitalization

         Currently, the Company's capital stock consists of 20,000,000 authorized shares of Common Stock, no par value, of which 15,166,691 shares issued and outstanding as of December 31, 1996, and 1,000,000 authorized shares of Preferred Stock, no par value, of which (a) 200,000 shares are designated Series A Junior Preferred Stock and (b) none are issued and outstanding as of December 31, 1996. In Proposal 2, the shareholders of the Company are asked to increase the number of authorized shares of Common Stock to 40,000,000.

         Upon the effectiveness of the reincorporation, the Delaware Company will have the same number of outstanding shares of Common Stock that the Company had outstanding immediately prior to the reincorporation, assuming approval of Proposal 2.

         The capitalization of the Delaware Company is identical to the capitalization of the Company, assuming shareholder approval of Proposal 2, with the addition of a per share par value, with authorized capital stock of 40,000,000 shares of Common Stock, $.001 par value and 1,000,000 shares of Preferred Stock, $.001 par value (200,000 of which are designated Series A Junior Preferred Stock), consistent with maintaining adequate capitalization for the current needs of the Company. The Delaware Company's authorized but unissued shares of Preferred Stock will be available for future issuance.

         Under the Delaware Certificate, as under the California Articles, the Board of Directors has the authority to determine or alter the rights, preferences, privileges and restrictions to be granted to or imposed upon any wholly unissued series of Preferred Stock and to fix the number of shares constituting any such series and to determine the designation thereof. The rights, preferences, privileges and restrictions granted to and imposed upon the Series A Junior Preferred Stock in the Delaware Certificate are identical to those granted and imposed in the California Certificate.

         In addition to the shareholder rights plan adopted by the Board of Directors of the California Company, the Board may authorize the issuance of Preferred Stock for the purpose of adopting other shareholder rights plans and in connection with various corporate transactions, including corporate partnering arrangements. If the reincorporation is approved, it is not the present intention of the Board of Directors to seek shareholder approval prior to any issuance of Preferred Stock, except as required by law or regulation. See "Anti-Takeover Measures."

Shareholder Power to Call Special Shareholders' Meeting

         Under California law, a special meeting of shareholders may be called by the Board of Directors, the Chairman of the Board of Directors, the President or the holders of shares entitled to cast not less than 10% of the votes at such meeting and such persons as are authorized by the articles of incorporation or bylaws. Under Delaware law, a special meeting of shareholders may be called by the Board of Directors or by any other person authorized to do so in the certificate of incorporation or the bylaws. The Delaware Certificate and Delaware Bylaws provide that such a meeting may be called by the Board of Directors, the Chairman of the Board of Directors or the Chief Executive Officer. Pursuant to the Delaware Certificate and Delaware Bylaws, if the meeting is called by a person or persons other than the Board of Directors, (i.e., by the Chairman or the Board of the Chief Executive Officer) the Board of Directors shall determine the time and the place of such meeting which shall be from 35 to 120 days after the receipt of the request of the meeting.

Actions by Written Consent of Shareholders

         Under California and Delaware law, shareholders may execute an action by written consent in lieu of a shareholder meeting. Both California and Delaware law permits a corporation to eliminate such actions by written consent in its charter. The Delaware Certificate eliminates actions by written consent of shareholders.

         Elimination of such shareholders written consents may lengthen the amount of time required to take shareholder actions because certain actions by written consent are not subject to the minimum notice requirement of a shareholders' meeting. The elimination of shareholders written consents may deter hostile takeover attempts because of the lengthened shareholder approval process. Without the ability to act by written consent, a holder or group of holders controlling a majority in interest of the Delaware Company's capital stock will not be able to amend the Delaware Bylaws or remove

                                       21.

directors pursuant to a written consent. Any such holder or group of holders would have to wait until a shareholders' meeting was held to take any such action. The Board believes this provision, like the other provisions to be included in the Delaware Certificate and Bylaws, will enhance the Board's opportunity to fully consider and effectively negotiate in the context of a takeover attempt.

Advance Notice Requirement for Shareholder Proposals and Director Nominations

         There is no specific statutory requirement under either California or Delaware law with regard to advance notice of director nominations and shareholder proposals. Absent a bylaw restriction, director nominations and shareholder proposals may be made without advance notice at the annual meeting. However, federal securities laws generally provide that shareholder proposals that the proponent wishes to include in the Company's proxy materials must be received not less than 120 days in advance of the date of the proxy statement released in connection with the previous year's annual meeting.

         The Delaware Bylaws provide that in order for director nominations or shareholder proposals to be properly brought before the meeting, the shareholder must have delivered timely notice to the Secretary of the corporation. To be timely, notice must be delivered not less than 120 days prior to the date of the Company's proxy statement released to stockholders in connection with the previous year's annual meeting under the Delaware Bylaws. If no annual meeting was held in the previous year or the date of the annual meeting has been changed by more than 30 days from the date contemplated at the time of the previous year's proxy statement, the Delaware Bylaws will provide that notice must be given not more than 90 days nor less than 60 days prior to the annual meeting. Proper notice under the federal securities laws for a proposal to be included in the Company's proxy materials will constitute proper notice under the Delaware Bylaws. These notice requirements help ensure that shareholders are aware of all proposals to be voted on at the meeting and have the opportunity to consider each proposal in advance of the meeting.

Anti-Takeover Measures

         Delaware law has been widely viewed to permit a corporation greater flexibility in governing its internal affairs and its relationships with shareholders and other parties than do the laws of many other states, including California. In particular, Delaware law permits a corporation to adopt a number of measures designed to reduce a corporation's vulnerability to hostile takeover attempts. Such measures are either not currently permitted or are more narrowly drawn under California law. Among these measures are the establishment of a classified board of directors and the elimination of the right of shareholders to call special shareholders' meetings, each of which is described above. In addition, certain types of "poison pill" defenses (such as shareholder rights plans) have been upheld by Delaware courts, while California courts have yet to decide on the validity of such defenses, thus rendering their effectiveness in California less certain.

         As discussed herein, certain provisions of the Delaware Certificate and Delaware Bylaws could be considered to be anti-takeover measures. The California Company currently has a shareholder rights plan, which plan will be terminated prior to the reincorporation if the shareholders vote to approve this Proposal
4. The Company intends that the Delaware Company will adopt a stockholders rights plan similar to the existing shareholders rights plan; however, the Company does not have any present intention of adopting any further anti-takeover measures, nor does the Board of Directors have knowledge that any attempt to gain control of the Company is being contemplated. As discussed above, numerous differences between California and Delaware law, effective without additional action by the Delaware Company, could have a bearing on unapproved takeover attempts. See "Description of the California Company's 1996 Preferred Share Purchase Rights Plan."

         One such difference is the existence of a Delaware statute regulating tender offers, which statute is intended to limit coercive takeovers of companies incorporated in that state. California has no comparable statute. The Delaware law provides that a corporation may not engage in any business combination with any interested shareholder for a period of three years following the date that such shareholder became an interested shareholder, unless (i) prior to the date the shareholder became an interested shareholder the Board of Directors approved the business combination or the transaction which resulted in the shareholder becoming an interested shareholder, or (ii) upon consummation of the transaction which resulted in the shareholder becoming an interested shareholder, the interested shareholder owned at least 85% of the Voting Stock, or (iii) the business combination is approved by the Board of Directors and authorized by 66 2/3% of the outstanding Voting Stock which is not owned by the interested shareholder. An interested shareholder means any person that is the owner of 15% or

                                       22.

more of the outstanding Voting Stock, however, the statute provides for certain exceptions to parties who otherwise would be designated interested shareholders, including an exception for parties that held 15% or more of the outstanding Voting Stock as of December 23, 1987. Any corporation may decide to opt out of the statute in its original certificate of incorporation or, at any time, by action of its shareholders. The Company has no present intention of opting out of the statute.

         There can be no assurance that the Board of Directors would not adopt any further antitakeover measures available under Delaware law (some of which may not require shareholder approval). Moreover, the availability of such measures under Delaware law, whether or not implemented, may have the effect of discouraging a future takeover attempt which a majority of the Delaware Company's shareholders may deem to be in their best interests or in which shareholders may receive a premium for their shares over then current market prices. As a result, shareholders who might desire to participate in such transactions may not have the opportunity to do so. Shareholders should recognize that, if adopted, the effect of such measures, along with the possibility of discouraging takeover attempts, may be to limit in certain respects the rights of shareholders of the Delaware Company compared with the rights of shareholders of the Company.

         The Board of Directors recognizes that hostile takeover attempts do not always have the unfavorable consequences or effects described above and may frequently be beneficial to the shareholders, providing all of the shareholders with considerable value for their shares. However, the Board of Directors believes that the potential disadvantages of unapproved takeover attempts (such as disruption of the Company's business and the possibility of terms which may be less than favorable to all of the shareholders than would be available in a board-approved transaction) are sufficiently great such that prudent steps to reduce the likelihood of such takeover attempts and to enable the Board to fully consider the proposed takeover attempt and actively negotiate its terms are in the best interests of the Company and its shareholders.

         In addition to the various anti-takeover measures that would be available to the Delaware Company after the reincorporation due to the application of Delaware law, the Delaware Company would retain the rights currently available to the Company under California law to issue shares of its authorized but unissued capital stock. Following the effectiveness of the proposed reincorporation, shares of authorized and unissued Common Stock and Preferred Stock of the Delaware Company could (within the limits imposed by applicable law) be issued in one or more transactions, or Preferred Stock could be issued with terms, provisions and rights which would make more difficult and, therefore, less likely, a takeover of the Delaware Company. Any such issuance of additional stock could have the effect of diluting the earnings per share and book value per share of existing shares of Common Stock and Preferred Stock, and such additional shares could be used to dilute the stock ownership of persons seeking to obtain control of the Delaware Company.

         It should be noted that the voting rights to be accorded to any unissued series of Preferred Stock of the Delaware Company ("Delaware Preferred Stock") remain to be fixed by the Delaware Board. Accordingly, if the Delaware Board so authorizes, the holders of Delaware Preferred Stock may be entitled to vote separately as a class in connection with approval of certain extraordinary corporate transactions in circumstances where Delaware law does not ordinarily require such a class vote, or might be given a disproportionately large number of votes. Such Delaware Preferred Stock could also be convertible into a large number of shares of Common Stock of the Delaware Company under certain circumstances or have other terms which might make acquisition of a controlling interest in the Delaware Company more difficult or more costly, including the right to elect additional directors to the Delaware Board. Potentially, the Delaware Preferred Stock could be used to create voting impediments or to frustrate persons seeking to effect a merger or otherwise to gain control of the Delaware Company. Also, the Delaware Preferred Stock could be privately placed with purchasers who might side with the management of the Delaware Company in opposing a hostile tender offer or other attempt to obtain control.

         In addition to the shares of Series A Junior Preferred Stock authorized in connection with the adoption of the 1996 Preferred Share Purchase Rights Plan, the Board may authorize the issuance of additional Preferred Stock for the purpose of adopting another shareholder rights plan and/or in connection with various corporate transactions, including corporate partnering arrangements. See "Description of the California Company's 1996 Preferred Share Purchase Rights Plan." However, future issuances of Delaware Preferred Stock as an anti-takeover device might preclude shareholders from taking advantage of a situation which might otherwise be favorable to their interests. In addition (subject to the considerations referred to above as to applicable law), the Delaware Board could authorize issuance of shares of Common Stock of the Delaware Company ("Delaware Common Stock") or Delaware Preferred Stock to a holder who might thereby obtain sufficient voting power to ensure that any proposal to alter, amend, or repeal provisions of the Delaware Certificate


                                       23.

unfavorable to a suitor would not receive the necessary vote of 66 2/3% of the Voting Stock required for certain of the proposed amendments (as described below).

         If the reincorporation is approved it is not the present intention of the Board of Directors to seek shareholder approval prior to any issuance of the Delaware Preferred Stock or Delaware Common Stock, except as required by law or regulation. Frequently, opportunities arise that require prompt action, and it is the belief of the Board of Directors that the delay necessary for shareholder approval of a specific issuance would be a detriment to the Delaware Company and its shareholders. The Board of Directors does not intend to issue any Preferred Stock except on terms which the Board of Directors deems to be in the best interests of the Delaware Company and its then existing shareholders.

Description of the Company's 1996 Preferred Share Purchase Rights Plan

         On June 12, 1996, the Board of Directors of the California Company approved the adoption of a Preferred Share Purchase Rights Plan (the "California Rights Plan"). Terms of the California Rights Plan provide for a dividend distribution of one preferred share purchase right (a California "Right") for each outstanding share of common stock, no par value per share (the "Common Shares"), of the Company. The dividend was paid on July 1, 1996 (the "Record Date") to the stockholders of record on that date. Each California Right entitles the registered holder to purchase from the Company one one-hundredth of a share of Series A Junior Participating Preferred Stock, no par value (the "Preferred Stock"), at an exercise price of $69.50 per one one-hundredth of a Preferred Share (the "Purchase Price"), subject to adjustment, and a redemption price of $.01 per California Right. Each one one-hundredth of a share of Preferred Stock has designations and the powers, preferences and rights, and the qualifications, limitations and restrictions which make its value approximately equal to the value of a Common Share. The description and terms of the Rights are set forth in a Rights Agreement dated as of June 12, 1996 (the "Rights Agreement"), between the Company and American Stock Transfer and Trust, as Rights Agent (the "Rights Agent").

         Initially, the Rights are and will be evidenced by stock certificates representing the Common Shares then outstanding, and no separate Rights will be distributed. Until the earlier to occur of (i) 10 days following a public announcement that a person, entity or group of affiliated or associated persons (an "Acquiring Person") have acquired beneficial ownership of 15% or more of the outstanding Common Shares or (ii) 10 business days (or such later date as may be determined by action of the Board of Directors prior to such time as any person or entity becomes an Acquiring Person) following the commencement of, or announcement of an intention to make, a tender offer or exchange offer the consummation of which would result in the beneficial ownership by a person or group of 15% or more of such outstanding Common Shares (the earlier of such dates being called the "Distribution Date"), the Rights will be evidenced, with respect to any of the Common Share certificates outstanding as of the Record Date, by such Common Share certificate, with or without a copy of the Summary of Rights which is included in the Rights Agreement as Exhibit C thereof (the "Summary of Rights"), attached thereto. So long as Rights are attached to the Common Stock as provided in the Rights Agreement, one additional Right shall be delivered with each share of Common Stock issued after July 1, 1996, including but not limited to Common Stock issued upon conversion of any convertible securities of the Company and exercise of options to purchase Common Stock granted by the Company.

         Under the  California  Rights  Plan until the  Distribution  Date,  the
Rights are transferred with and only with the Common Shares. Until the Distribution Date (or earlier redemption or expiration of the Rights), new Common Share certificates issued after the Record Date, upon transfer or new issuance of Common Shares, will contain a notation incorporating the Rights Agreement by reference. Until the Distribution Date (or earlier redemption or expiration of the Rights), the surrender or transfer of any certificates for Common Shares outstanding as of the Record Date, even without such notation or a copy of the Summary of Rights being attached thereto, will also constitute the transfer of the Rights associated with the Common Shares represented by such certificate. As soon as practicable following the Distribution Date, separate certificates evidencing the Rights ("Right Certificates") will be mailed to holders of record of the Common Shares as of the close of business on the Distribution Date and such separate Right Certificates alone will evidence the Rights.

         Under the California Rights Plan, the Rights are not exercisable until the Distribution Date. The Rights will expire on June 11, 2006 (the "Final Expiration Date"), unless the Final Expiration Date is extended or unless the Rights are earlier redeemed by the Company, in each case, as described below.



                                       24.

         The Purchase Price payable, and the number of Preferred Shares or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Preferred Shares, (ii) upon the grant to holders of the Preferred Shares of certain rights or warrants to subscribe for or purchase Preferred Shares at a price, or securities convertible into Preferred Shares with a conversion price, less than the then current market price of the Preferred Shares, or (iii) upon the distribution to holders of the Preferred Shares of evidences of indebtedness or assets (excluding regular periodic cash dividends paid out of earnings or retained earnings or dividends payable in Preferred Shares) or of subscription rights or warrants (other than those referred to above). The exercise of Rights for Preferred Shares is at all times subject to the availability of a sufficient number of authorized but unissued Preferred Shares.

         The number of outstanding Rights and the number of one one-hundredths of a Preferred Share issuable upon exercise of each Right are also subject to adjustment in the event of a stock split of the Common Shares or a stock dividend on the Common Shares payable in Common Shares or subdivisions, consolidation or combinations of the Common Shares occurring, in any case, prior to the Distribution Date.

         Preferred Shares purchasable upon exercise of the Rights will not be redeemable. Each Preferred Share will be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, a minimum preferential quarterly dividend payment in an amount per share (rounded to the nearest cent) equal to the greater of (a) $0.50 or (b) subject to the provisions for adjustment set forth in the Rights Agreement, 100 times the aggregate per share amount of all cash dividends, and 100 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions, other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise) declared on the Common Stock since the immediately preceding date such a quarterly dividend payment was made or, with respect to the date on which the first quarterly dividend payment was made, since the first issuance of any share or fraction of a share of Preferred Stock but will be entitled to an aggregate dividend of 100 times the dividend declared per Common Share. In the event of liquidation, the holders of the Preferred Shares will be entitled to a minimum preferential liquidation payment of $50.00 but will be entitled to an aggregate payment of 100 times the payment made per Common Share. Each Preferred Share will have 100 votes, voting together with the Common Shares. Finally, in the event of any merger, consolidation or other transaction in which Common Shares are exchanged, each Preferred Share will be entitled to receive 100 times the amount of consideration received per Common Share. These rights are protected by customary anti-dilution provisions. Because of the nature of the Preferred Shares' dividend and liquidation rights, the value of one one-hundredth of a Preferred Share should approximate the value of one Common Share.

         In the event that any person becomes an Acquiring Person, proper provision shall be made so that each holder of a Right, other than Rights beneficially owned by the Acquiring Person (which will thereafter be void), will for a 60-day period have the right to receive upon exercise that number of Common Shares having a market value of two times the exercise price of the Right (or, if such number of shares is not and cannot be authorized, the Company may issue Preferred Stock, cash, debt, stock or a combination thereof in exchange for the Rights). This right will terminate 60 days after the date on which the Rights become nonredeemable (as described below), unless there is an injunction or similar obstacle to exercise of the Rights, in which event this right will terminate 60 days after the date on which the Rights again become exercisable.

         In the event that the Company is acquired in a merger or other business combination transaction, or 50% or more of its consolidated assets or earning power are sold, proper provision will be made so that each holder of a Right will thereafter have the right to receive, upon the exercise thereof at the then current exercise price of the Right, that number of shares of common stock of the acquiring company which at the time of such transaction will have a market value of two times the exercise price of the Right.

         At any time after the acquisition by a person or group of affiliated or associated persons of beneficial ownership of 15% or more of the outstanding Common Shares and prior to the acquisition by such person or group of 50% or more of the outstanding Common Shares, the Board of Directors of the Company may exchange the Rights (other than Rights owned by such person or group which have become void), in whole or in part, at an exchange ratio of one Common Share, or one one-hundredth of a Preferred Share, per Right (or, if the number of shares is not and cannot be authorized, the Company may issue cash, debt, stock or a combination thereof in exchange for the Rights), subject to adjustment.


                                       25.

         With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments require an adjustment of at least 1% in such Purchase Price. No fractional Preferred Shares will be issued (other than fractions which are integral multiples of the number of one one-hundredths of a Preferred Share issuable upon the exercise of one Right, which may, at the option of the Company, be evidenced by depository receipts), and in lieu thereof, an adjustment in cash will be made based on the market price of the Preferred Shares on the last trading day prior to the date of exercise.

         At any time prior to the earliest of (i) the close of business on the first public announcement that a person has become an Acquiring Person, or (ii) the Final Expiration Date, the Board of Directors of the Company may redeem the Rights in whole, but not in part, at a price of $.01 per Right (the "Redemption Price"). Following the expiration of the above periods, the Rights become nonredeemable. Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

         The terms of the Rights may be amended by the Board of Directors of the Company without the consent of the holders of the Rights, including an amendment to lower the threshold for exercisability of the Rights from 15% to any percentage which is (i) greater than the largest percentage of the outstanding Common Shares then known to the Company to be beneficially owned by any Person (other than the Company, any Subsidiary of the Company, any employee benefit plan of the Company or any Subsidiary, or any entity holding Common Shares pursuant to the terms of any such plan) and (ii) not less than 10%, except that from and after such time as any person becomes an Acquiring Person no such amendment may adversely affect the interest of the holders of the Rights.

         Until a Right is exercised, the holder thereof, as such, has no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends.

         The Rights have certain anti-takeover effects. The Rights granted under the California Rights Plan will cause substantial dilution to a person or group that attempts to acquire the Company on terms not approved by the Company's Board of Directors. The Rights should not interfere with any merger or other business combination approved by the Board of Directors, since the Rights may be redeemed by the Company at $.01 per Right prior to the earliest of (i) the twentieth day following the time that a person or group has acquired beneficial ownership of 15% or more of the Common Shares (unless extended for one or more 10 day periods by the Board of Directors), (ii) a Change of Control, or (iii) the final expiration date of the rights. If the reincorporation described in this Proposal is adopted, the Company will terminate the California Rights Plan and intends that the Delaware Company will adopt a stockholders rights plan similar to the existing shareholders rights plan. See "Anti-Takeover Measures."

Amendment of Certificate

         The California Articles may be amended by the approval of a majority of the members of the Board of Directors and by a majority of the outstanding shares. The Delaware Certificate provides that the provisions relating to (i) indemnification of directors, (ii) management of the Delaware Company and (iii) the number, term, election and removal of directors can only be amended by the affirmative vote of the holders of at least 66 2/3% of the voting power of the outstanding voting stock of the Delaware Company.

Amendment of Bylaws

         The California Bylaws may be amended or repealed either by the Board of Directors or by the holders of a majority in interest of the outstanding stock of the Company. Upon the effectiveness of the proposed reincorporation, the Delaware Bylaws may be adopted, amended or repealed by the Delaware Board or by the holders of at least 66 2/3% of the voting power of the outstanding capital stock of the Delaware Company.

Loans to Officers, Directors and Employees

         California law provides that any loan or guaranty (other than loans to permit the purchase of shares under certain stock purchase plans) for the benefit of any officer or director, or any employee benefit plan authorizing such loan or guaranty (except certain employee stock purchase plans), must be approved by the shareholders of a California corporation.


                                       26.

         Under Delaware law, a corporation may make loans to, or guarantee the obligations of, officers or other employees when, in the judgment of the board of directors, the loan or guaranty may reasonably be expected to benefit the corporation. Both California law and Delaware law permit such loans or guaranties to be unsecured and without interest.

Class Vote for Certain Reorganizations

         With certain exceptions, California law requires that mergers, reorganizations, certain sales of assets and similar transactions be approved by a majority vote of each class of shares outstanding. Delaware law generally does not require class voting for such transactions, except in certain situations involving an amendment to the certificate of incorporation which adversely affects a specific class of shares.

         California law also requires that holders of a California corporation's Common Stock receive nonredeemable Common Stock in a merger of the corporation with the holder (or an affiliate of the holder) of more than 50% but less than 90% of its Common Stock, unless all of the holders of its Common Stock consent to the merger or the merger has been approved by the California Commissioner of Corporations at a "fairness" hearing. This provision of California law may have the effect of making a cash "freezeout" merger by a majority shareholder more difficult to accomplish. A cash freezeout merger is a transaction whereby a minority shareholder is forced to relinquish his share ownership in a corporation in exchange for cash, subject in certain instances to dissenters rights. Delaware law has no comparable provision.

Inspection of Shareholder Lists

         California law provides for an absolute right of inspection of the shareholder list for shareholders holding 5% or more of a corporation's outstanding voting shares or shareholders holding 1% or more or' such shares who have filed a Schedule 14B with the SEC. Delaware law provides no such absolute right of shareholder inspection. However, both California and Delaware law permit any shareholder of record to inspect the shareholder list for any purpose reasonably related to that person's interest as a shareholder.

Appraisal Rights

         Under both California law and Delaware law, a shareholder of a corporation participating in certain mergers and reorganizations may be entitled to receive cash in the amount of the "fair value" (Delaware) or "fair market value" (California) of its shares, as determined by a court, in lieu of the consideration it would otherwise receive in the transaction. The limitations on such dissenters' appraisal rights are somewhat different in California and Delaware.

         Shareholders  of a  California  corporation,  the  shares  of which are listed on a national securities exchange or on the OTC margin stock list, generally do not have appraisal rights unless the holders of at least 5% of the class of outstanding shares assert the appraisal right. In any reorganization in which one corporation or the shareholders of one corporation own more than 5/6 of the voting power of the surviving or acquiring corporation, shareholders are denied dissenters' rights under California law. For this reason, appraisal rights will not be available to shareholders in connection with the reincorporation proposal.

         Under Delaware law appraisal rights are not available to shareholders with respect to a merger or consolidation by a corporation, the shares of which are either listed on a national securities exchange or designated as a national market system security or an interdealer quotation system security by the National Association of Securities Dealers, Inc., or are held of record by more than 2,000 holders if the shareholders receive shares of the surviving corporation or shares of any other corporation which are similarly listed or dispersed, and the shareholders do not receive any other property in exchange for their shares except cash for fractional shares. Appraisal rights are also unavailable under Delaware law to shareholders of a corporation surviving a merger if no vote of those shareholders is required to approve the merger because, among other things, the number of shares to be issued in the merger does not exceed 20% of the shares of the surviving corporation outstanding immediately before the merger and certain other conditions are met.


                                       27.

Voting and Appraisal Rights in Certain Transactions

         Delaware law does not provide shareholders with voting or appraisal rights when a corporation acquires another business through the issuance of its stock, whether in exchange for assets or stock or in a merger with a subsidiary. California law treats these kinds of acquisitions in the same manner as a merger of the corporation directly with the business to be acquired and provides appraisal rights in the circumstances described in the preceding section.

Dividends

         Under California law, any dividends or other distributions to shareholders, such as redemptions, are limited to the greater of (i) retained earnings or (ii) an amount which would leave the corporation with assets (excluding certain intangible assets) equal to at least 125% of its liabilities (excluding certain deferred items) and current assets equal to at least 100% (or, in certain circumstances, 125%) of its current liabilities. Delaware law allows the payment of dividends and redemption of stock out of surplus (including paid-in and earned surplus) or out of net profits for the current and immediately preceding fiscal years. The Company has never paid cash dividends and has no present plans to do so.

Application of California Law After Reincorporation

         California law provides that if (i) the average of certain property, payroll and sales factors results in a finding that more than 50% of the Delaware Company's business is conducted in California, and in a particular fiscal year more than 50% of the Delaware Company's outstanding voting securities are held of record by persons having addresses in California, and
(ii) the Company's shares are traded in the Nasdaq National Market and are held by fewer than 800 equity security holders, as of its most recent annual meeting of shareholders, then the Delaware Company would become subject to certain provisions of California law regardless of its state of incorporation. The Company does not currently meet all of the above requirements.

         Because the Company's Common Stock is traded in the NASDAQ National Market System and the Company's shares are held by at least 800 equity security holders, as of its most recent annual meeting of shareholders, California law will not initially apply to the Delaware Company if the reincorporation is approved. The Company would not be subject to California law as long as it continued to meet both of these requirements.

         If the Delaware  Company were to become  subject to the  provisions  of
California law referred to above, and such provisions were enforced by California courts in a particular case, many of the Delaware laws described in this Proxy Statement would not apply to the Delaware Company. Instead, the Delaware Company could be governed by certain California laws, including those regarding liability of directors for breaches of the duty of care, indemnification of directors, dissenters' rights of appraisal, removal of directors as well as certain other provisions discussed above, to the exclusion of Delaware law. The effects of applying both Delaware and California laws to a Delaware corporation whose principal operations are based in California have not yet been determined.

Federal Income Tax Consequences of the Reincorporation

         The reincorporation provided for in the Merger Agreement is intended to be a tax free reorganization under the Internal Revenue Code of 1986, as amended. Assuming the reincorporation qualifies as a reorganization, no gain or loss will be recognized to the holders of capital stock of the Company as a result of consummation of the reincorporation, and no gain or loss will be recognized by the Company or the Delaware Company. Each former holder of capital stock of the Company will have the same basis in the capital stock of the Delaware Company received by such holder pursuant to the reincorporation as such holder has in the capital stock of the Company held by such holder at the time of consummation of the reincorporation. Each shareholder's holding period with respect to the Delaware Company's capital stock will include the period during which such holder held the corresponding Company capital stock, provided the latter was held by such holder as a capital asset at the time of consummation of the reincorporation. The Company has not obtained a ruling from the Internal Revenue Service or an opinion of legal or tax counsel with respect to the consequences of the reincorporation.


                                       28.

         The foregoing is only a summary of certain federal income tax consequences. SHAREHOLDERS SHOULD CONSULT THEIR OWN TAX ADVISERS REGARDING THE SPECIFIC TAX CONSEQUENCES TO THEM OF THE MERGER, INCLUDING THE APPLICABILITY OF THE LAWS OF ANY STATE OR OTHER JURISDICTION.

Board Recommendation

         The foregoing discussion is an attempt to summarize the more important differences in the corporation laws of Delaware and California and does not purport to be an exhaustive discussion of all of the differences. Such differences can be determined in full by reference to the California Corporations Code and to the Delaware General Corporation Law. In addition, both California and Delaware law provide that some of the statutory provisions as they affect various rights of holders of shares may be modified by provisions in the charter or bylaws of the corporation.

         A vote FOR the reincorporation proposal will constitute approval of the merger, the Delaware Certificate, the Delaware Bylaws, assumption of the indemnification agreements, the adoption and assumption by the Delaware Company of each of the Company's stock option, stock purchase and employee benefit plans and all other aspects of this Proposal 4.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 4



                                       29.

                              SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information regarding the ownership of the Company's Common Stock as of November 29, 1996 by: (i) each nominee for director; (ii) each of the executive officers named in the Summary Compensation Table; (iii) all executive officers and directors of the Company as a group; and (iv) all those known by the Company to be beneficial owners of more than five percent of its Common Stock.
                                                      Beneficial Ownership1/
                                                      Number of    Percent of
         Beneficial Owner                               Shares       Total

William R. Lonergan2/............................        25,058         *
Jack H. King2/...................................       630,846      4.1%
Catherine P. Lego2/..............................        16,000         *
William M. Regitz2/..............................        29,000         *
Robert H. Welch2/................................        10,502         *
Jesse I. Stamness2/..............................        18,500         *
Frank J. Vukmanic2/..............................        14,430         *
Henry C. Harris2/................................       171,402      1.1%
Richard F. Harapat2/.............................        10,836         *
All executive officers and directors
  as a group (9 persons)2/.......................       926,574      5.9%

------------------
* Less than one percent.

1/ This table is based upon information supplied by officers, directors and principal shareholders and Schedules 13D and 13G filed with the Commission. Unless otherwise indicated in the footnotes to this table and subject to community property laws, where applicable, each of the shareholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on 14,906,678 shares outstanding on November 29, 1996, adjusted as required by rules promulgated by the Commission.

2/ Includes shares which certain executive officers, directors and principal shareholders of the Company have the right to acquire within 60 days after the date of this table pursuant to outstanding options as follows: William R. Lonergan, 23,500 shares; Jack H. King, 555,770 shares; Catherine P. Lego, 16,000 shares; William M. Regitz, 1,500 shares; Robert H. Welch, 10,500 shares; Jesse I. Stamness, 18,500 shares; Frank J. Vukmanic, 12,500 shares; Henry C. Harris, 170,000 shares; Richard F. Harapat, 5,000 shares and all executive officers and directors as a group, 813,270 shares.

Section 16(a) Beneficial Ownership Compliance

         Section 16(a) of the Exchange Act requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent shareholders are required by Commission regulation to furnish the Company with copies of all Section 16(a) forms they file.

         To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended September 30, 1996, all
Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with.


                                       30.

                             EXECUTIVE COMPENSATION

Compensation of Directors

         Each non-employee director of the Company receives a per meeting fee of $1,500. In the fiscal year ended September 30, 1996, the total paid to non-employee directors for meeting fees was $30,000. In addition, Mr. Lonergan was reimbursed $3,569.71 for out-of-pocket expenses in connection with his attendance at Board meetings.

         In April 1995, the Board adopted the 1995 Employee Directors' Plan (the "Directors' Plan") to provide for the automatic grant of options to purchase shares of Common Stock to Non-Employee Directors of the Company. On January 25, 1996, the date of the Annual Meeting of Shareholders, each person who was then a Non-Employee Director and had been a Non-Employee Director of the Company for at least three months, was granted an option to purchase 6,000 shares of the Common Stock of the Company under the Directors' Plan. Messrs. Lonergan, Regitz and Welch and Ms. Lego each received such a grant. The grants have an exercise price of $6.22 per share, the fair market value on the grant date. Such option has a term of ten years and becomes exercisable in equal quarterly installments over a period of one year from the date of grant.

                                       31.


Compensation of Executive Officers

                             Summary of Compensation

     The following table shows for the fiscal years ending September 30, 1994, 1995 and 1996, compensation awarded or paid to, or earned by the Company's Chief
Executive Officer, its other four most highly compensated executive officers at September 30, 1996 (the "Named Executive Officers"):

                           Summary Compensation Table
                                                                                                 Long-Term
                                                                                                 Compensation
                                    Annual Compensation                                          Awards
---------------------------------------------------------------------------------------      -----------------------------------
                                                                                                 Number of
Name                                                                                             Securities            Other
and                                                                                              Underlying            Compen-
Principal                                                     Salary1/          Bonus            Options               sation2/
Position                              Year                      ($)               ($)               (#)                 ($)
--------                              ----                    -------           -------          ---------             ----
Jack H. King                          1996                       240,000       20,000                   0              1,770
                                      ----
President and                         1995                       229,904       14,600              50,000              1,469
                                      ----
Chief Executive Officer               1994                       196,096            0             [30,000]3/           2,396
                                      ----

Jesse I. Stamness                     1996                       154,821        4,000              20,000                  0
                                      ----
Vice President,                       1995                            --           --                  --                 --
                                      ----
Engineering                           1994                            --           --                  --                 --
                                      ----

Frank J. Vukmanic                     1996                       153,234            0                   0                456
                                      ----
Vice President,                       1995                       145,000        9,000              15,000            110,3904/
                                      ----
Sales                                 1994                        45,173            0              30,000                 32
                                      ----

Henry C. Harris                       1996                       150,557        4,513              40,000                638
                                      ----
Vice President, Finance               1995                       140,975       19,000              20,000                569
                                      ----
and Administration,                   1994                       130,368            0              [5,000]3/             697
                                      ----
Chief Financial and
Accounting Officer and
Secretary

Richard F. Harapat                    1996                       127,361        8,0245/                  0                851
                                      ----
Vice President,                       1995                       118,751       19,8136/             10,000                690
                                      ----
International Sales                   1994                       111,550       13,9237/                  0              1,101
                                      ----

--------------------

1/ Includes amounts deferred pursuant to Section 401(k) of the Internal Revenue Code of 1986, as amended.

2/ Represents life insurance premiums for the benefit of the Named Executive Officers.

3/  Options canceled during fiscal year ended September 30, 1994.

4/ Includes $110,000 in expenses paid in connection with Mr. Vukmanic's relocation.

5/  Includes $4,200 in commissions on Company net sales.

6/  Includes $15,813 in commissions on Company net sales.

7/  Represents commission on Company net sales.



                                       32.

                        Stock Option Grants and Exercises

          The following tables show for the fiscal year ended September 30, 1996, certain information regarding options granted to, exercised by, and held at year end by, the Named Executive Officers:

                        Option Grants in Last Fiscal Year

                                                                         Potential
                                                                         Realizable Value at
                                                                         Assumed Annual
                                                                         Rates of Stock Price
                                                                         Appreciation
                       Individual Grants                                 for Option Term    1/
                       -----------------                                 ----------------------

                     Number
                     of Securi-  % of
                     ties        Total
                     Under-      Options/
                     lying       Granted to      Exercise
                     Options/    Employees       or Base     Expira-
                     Granted     in Fiscal       Price       tion
Name                   (#) 2/    Year (%)        ($/Sh)      Date        5% ($)      10% ($)
----                 --------    ---------       -------     --------    ------      -------

Jack H. King               0          0             --           --         --          --
Jesse I. Stamness     20,000        7.7           4.81       10/25/05     60,606     152,958
Frank J. Vukmanic          0          0             --           --         --          --
Henry C. Harris       40,000       15.4           8.94       06/09/06    225,288     568,584
Richard F. Harapat         0          0             --           --         --          --

--------------------

1/ Calculated on the assumption that the market value of the underlying stock increases at the stated values compounded annually for the ten-year term of the options.

2/ Such options generally vest over a four-year period with 25% of the options vesting in each of the first four years of its ten-year term. The Board of Directors may reprice or accelerate the options under the terms of the 1990 Option Plan.

                                       33.


      The following table sets forth for the fiscal year ended September 30, 1996 options exercised by and held at year end by the Named Executive Officers.

                              Aggregated Option Exercises in Last Fiscal Year and FY-End Option Values

                                                                                 Number of
                                                                                 Securities              Value of
                                                                                 Underlying              Unexercised
                                                                                 Unexercised             In-the-Money
                                                                                 Options at              Options at
                                                                                 FY-End (#)              FY-End ($)
                             Shares Acquired             Value                   Exercisable/            Exercisable/
Name                         on Exercise (#)             Realized ($) 1/         Unexercisable           Unexercisable 2/
----                         ----------------            --------------          --------------          ---------------

Jack H. King                           75,076                  492,686             601,924/75,000     5,122,124/318,750

Jesse I. Stamness                      14,000                   86,375              22,500/36,500       149,625/233,625

Frank J. Vukmanic                      15,000                   72,750              22,500/52,500       138,750/309,375

Henry C. Harris                         4,000                   34,000             170,000/70,000     1,306,625/165,000

Richard F. Harapat                    105,500                  491,006               5,000/17,500         21,250/83,281

--------------------

1/ Value realized is based upon the fair market value of the Company's Common Stock on the date of exercise less the exercise price and does not necessarily indicate that the optionee sold such stock.

2/ The fair market value of the Company's Common Stock at September 30, 1996 ($9.875) less the exercise price of the options. The fair market value of the Company's Common Stock on January 14, 1997 was $37.00.

                                       34.

                       Performance Measurement Comparison

      The following chart shows the value of an investment of $100 on September 30, 1991 in cash of (i) the Company's Common Stock, (ii) the NASDAQ Stock Market-US Index and (iii) the Hambrecht & Quist Technology Index. All values assume reinvestment of the full amount of all dividends and are calculated as of September 30 of each year:1/





[The following descriptive data is supplied in accordance with Rule 304(d) of Regulation S-T]


                                         Cumulative Total Return
                            -----------------------------------------------
                            9/91    9/92    9/93    9/94    9/95    9/96

Zitel             ZITL       100     105      56     115     154     268

NASDAQ STOCK
  MARKET--US      INAS       100     112     147     148     204     242

H & Q TECHNOLOGY  IHQT       100     114     136     154     258     286


--------
1/ This section is not "soliciting material", is not deemed filed with the SEC and is not to be incorporated by reference in any filing of the Company under the 1933 Act or the 1934 Act whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.


                                       35.

         Report of the Compensation Committee of the Board of Directors
                           on Executive Compensation1/

      The Company's executive compensation generally consists of a base salary, a cash bonus and long-term incentive stock options.

        Annual compensation for executive officers and non-officer vice presidents of the Company, other than the President, is recommended by the President and is reviewed and approved by the Compensation Committee. The individual salary recommendations may vary based on the President's judgment regarding the value of a position in the Company, performance of the executive and comparative compensation for like positions at other technology companies of similar size in the area, derived from salary survey data and other sources.

        The annual compensation for the President is recommended by the Compensation Committee and approved by the non-employee members of the Board of Directors. The Committee determines the President's annual compensation based on the same criteria and the same survey as used for officers, with the objective of placing his salary at the median for Presidents of comparable companies.

        The Company believes that compensation of the key executives should be sufficient to attract and retain highly qualified personnel and should also provide meaningful incentives for measurable superior performance. The Company seeks to reward achievement of long-term and short-term performance goals. The Company currently does not provide retirement benefits to its executive officers, other than the availability of a 401(k) plan.

      During fiscal year 1996, the Company did not establish a formal bonus plan. Subsequent to the fiscal year end, bonus compensation was recommended by the President and was reviewed and approved by the Compensation Committee. In addition to individual achievements, the primary factor considered in establishing bonus amounts for fiscal year 1996 was the Company's net sales and operating results.

        The Compensation Committee uses stock option grants to further align the interests of shareholders and management by creating common incentives related to the possession by management of a substantial economic interest in the long-term appreciation of the Company's Common Stock. The Committee considers the number of options previously granted and the proportion that have vested in making its decisions. Stock option grants, other than for the President, are made periodically at the recommendation of the President with the approval of the Compensation Committee. The Committee makes option grants to the President on the same basis as for other officers. Options are granted at the full market value on the date of grant. In light of these factors, and in order to provide an incentive to management to achieve the Company's operational goals, in June 1996, the Committee approved a grant to purchase 40,000 shares to the Vice President, Finance and Administration at $8.94 per share, in October 1995, the Committee approved a grant to purchase 20,000 shares to the Vice President, Engineering at $4.81 per share.

      The   Compensation   Committee  has  not  yet  established  a  policy  for
determining which forms of incentive compensation awarded to its Named Executive Officers shall be designed to qualify as "performance-based compensation."

--------
1/ This section is not "soliciting material," is not deemed filed with the SEC and is not to be incorporated by reference in any filing of the Company under the 1933 Act or the 1934 Act whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

                                       36.

      During fiscal year 1996, the Company reported a decrease in revenue of 3% and reported earnings of $0.26 per share. Accordingly, in November 1996, the Compensation Committee approved a discretionary bonus totaling $12,337 for the officers, excluding the President, and $10,000 to the President. In November 1996, the Committee approved raises for officers ranging from 4% to 6%, effective in December 1996. The President's salary was adjusted to $254,400.

                                            COMPENSATION COMMITTEE

                                            William R. Lonergan
                                            William M. Regitz
                                            Robert H. Welch

Compensation Committee Interlocks and Insider Participation

      As noted above, the Company's Compensation Committee consists of Messrs. Lonergan, Regitz and Welch. Mr. Welch served as President, Chief Executive Officer and Director of the Company from 1979 to October 1986. Mr. Welch was Chairman of the Board of the Company from October 1986 to November 1987 and has remained a Director since that date.

                                  OTHER MATTERS

         The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

                                            By Order of the Board of Directors



                                            Henry C. Harris
                                            Secretary

January ___, 1997



                                      37.

                                                                      EXHIBIT A

                          AGREEMENT AND PLAN OF MERGER


         THIS AGREEMENT AND PLAN OF MERGER (hereinafter called the "Merger Agreement") is made as of _____________, 1997 by and between ZITEL CORPORATION, a California corporation ("Zitel California"), and ZITEL CORPORATION DELAWARE, a Delaware corporation ("Zitel Delaware"). Zitel California and Zitel Delaware are sometimes referred to as the "Constituent Corporations."

         The authorized capital stock of Zitel California consists of forty million (40,000,000) shares of Common Stock and one million (1,000,000) shares of Preferred Stock, of which two hundred thousand (200,000) shares have been designated Series A Junior Participating Preferred Stock, none of which are issued and outstanding. The authorized capital stock of Zitel Delaware consists of forty million (40,000,000) shares of Common Stock, $.001 par value, and one million (1,000,000) shares of Preferred Stock, $.001 par value, of which two hundred thousand (200,000) shares have been designated Series A Junior Participating Preferred Stock.

         The directors of the Constituent Corporations deem it advisable and to the advantage of said corporations that Zitel California merge into Zitel Delaware upon the terms and conditions herein provided.

         NOW, THEREFORE, the parties do hereby adopt the plan of reorganization encompassed by this Merger Agreement and do hereby agree that Zitel California shall merge into Zitel Delaware on the following terms, conditions and other provisions:

1.       TERMS AND CONDITIONS.

         (a) Merger and Name Change. Zitel California shall be merged with and into Zitel Delaware (the "Merger"), and Zitel Delaware shall be the surviving corporation (the "Surviving Corporation") effective upon the date when this Merger Agreement is filed with the Secretary of State of Delaware (the "Effective Date"). On the Effective Date, the name Zitel Delaware shall be Zitel Corporation.

         (b) Succession. On the Effective Date, Zitel Delaware shall continue its corporate existence under the laws of the State of Delaware, and the separate existence and corporate organization of Zitel California, except insofar as it may be continued by operation of law, shall be terminated and cease.

         (c) Transfer Of Assets And Liabilities. On the Effective Date, the rights, privileges, powers and franchises, both of a public as well as of a private nature, of each of the Constituent Corporations shall be vested in and possessed by the Surviving Corporation, subject to all of the disabilities, duties and restrictions of or upon each of the Constituent Corporations; and all and singular rights, privileges, powers and franchises of each of the Constituent Corporations, and all property, real, personal and mixed, of each of the Constituent Corporations, and all debts due to each of the Constituent Corporations on whatever account, and all things in action or belonging to each of the Constituent Corporations shall be transferred to and vested in the Surviving Corporation; and all property, rights, privileges, powers and

                                       1.

franchises, and all and every other interest, shall be thereafter the property of the Surviving Corporation as they were of the Constituent Corporations, and the title to any real estate vested by deed or otherwise in either of the Constituent Corporations shall not revert or be in any way impaired by reason of the Merger; provided, however, that the liabilities of the Constituent Corporations and of their shareholders, directors and officers shall not be affected and all rights of creditors and all liens upon any property of either of the Constituent Corporations shall be preserved unimpaired, and any claim existing or action or proceeding pending by or against either of the Constituent Corporations may be prosecuted to judgment as if the Merger had not taken place except as they may be modified with the consent of such creditors and all debts, liabilities and duties of or upon each of the Constituent Corporations shall attach to the Surviving Corporation, and may be enforced against it to the same extent as if such debts, liabilities and duties had been incurred or contracted by it.

         (d) Common Stock Of Zitel California And Zitel Delaware. On the Effective Date, by virtue of the Merger and without any further action on the part of the Constituent Corporations or their shareholders, (i) each share of Common Stock of Zitel California issued and outstanding immediately prior thereto shall be changed and converted into one (1) fully paid and nonassessable share of Common Stock of Zitel Delaware; and (ii) each share of Common Stock of Zitel Delaware issued and outstanding immediately prior thereto shall be canceled and returned to the status of authorized but unissued shares.

         (e) Preferred Stock Of Zitel California. On the Effective Date, by virtue of the Merger and without any further action on the part of the Constituent Corporations or their shareholders, each share of Preferred Stock of Zitel California issued and outstanding immediately prior thereto shall be changed and converted into one fully paid and nonassessable share of Series A Junior Participating Preferred Stock of Zitel Delaware.

         (f) Stock Certificates. At and after the Effective Date, all of the outstanding certificates which prior to that time represented shares of the Common Stock and Preferred Stock of Zitel California shall be deemed for all purposes to evidence ownership of and to represent the shares of Zitel Delaware into which the shares of Zitel California represented by such certificates have been converted as herein provided and shall be so registered on the books and records of the Surviving Corporation or its transfer agents. The registered owner of any such outstanding stock certificate shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to the Surviving Corporation or its transfer agent, have and be entitled to exercise any voting and other rights with respect to and to receive any dividend and other distributions upon the shares of Zitel Delaware evidenced by such outstanding certificate as above provided.

         (g) Options and Rights Of Zitel California. On the Effective Date, the Surviving Corporation will assume and continue all of Zitel California's stock option and rights plans in existence at the Effective Date, including but not limited to the 1990 Stock Option Plan, the 1995 Non-Employee Directors' Stock Option Plan and the 1996 Preferred Share Purchase Plan, and the outstanding options to purchase Common Stock of Zitel California, including without limitation all options outstanding under such stock option plans and any other outstanding options, shall become options to purchase shares of Common Stock of Zitel Delaware, with no changes in terms and conditions, and the outstanding rights to purchase Preferred Stock of Zitel

                                       2.

California, including without limitation all options outstanding under such rights plan and any other outstanding rights, shall become rights to purchase shares of Preferred Stock of Zitel Delaware, with no changes in terms and conditions. Effective on the Effective Date, Zitel Delaware hereby assumes the outstanding and unexercised portions of such options and rights and the obligations of Zitel California with respect thereto.

         (h) Employee Benefit Plans. On the Effective Date, the Surviving Corporation shall assume all obligations of Zitel California under any and all employee benefit plans in effect as of the Effective Date with respect to which employee rights or accrued benefits are outstanding as of such time, including, but not limited to the 1984 Employee Stock Purchase Plan. On the Effective Date, the Surviving Corporation shall adopt and continue in effect all such employee benefit plans upon the same terms and conditions as were in effect immediately prior to the Merger and shall reserve that number of shares of Zitel Delaware Common Stock with respect to each such employee benefit plan as is equal to the number of shares of Zitel California Common Stock (if any) so reserved on the Effective Date.

2.       CHARTER DOCUMENTS, DIRECTORS AND OFFICERS.

         (a) Certificate Of Incorporation And Bylaws. The Certificate of Incorporation and Bylaws of Zitel Delaware in effect on the Effective Date shall continue to be the Certificate of Incorporation and Bylaws of the Surviving Corporation.

         (b) Directors. The directors of Zitel California immediately preceding the Effective Date shall become the directors of the Surviving Corporation on and after the Effective Date to serve until the expiration of their terms and until their successors are elected and qualified.

         (c) Officers. The officers of Zitel California immediately preceding the Effective Date shall become the officers of the Surviving Corporation on and after the Effective Date to serve at the pleasure of its Board of Directors.

3.       MISCELLANEOUS.

         (a) Further Assurances. From time to time, and when required by the Surviving Corporation or by its successors and assigns, there shall be executed and delivered on behalf of Zitel California such deeds and other instruments, and there shall be taken or caused to be taken by it such further and other action, as shall be appropriate or necessary in order to vest or perfect in or to conform of record or otherwise, in the Surviving Corporation the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of Zitel California and otherwise to carry out the purposes of this Merger Agreement, and the officers and directors of the Surviving Corporation are fully authorized in the name and on behalf of Zitel California or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

         (b) Amendment. At any time before or after approval by the shareholders of Zitel California, this Merger Agreement may be amended in any manner (except that, after the approval of the Merger Agreement by the shareholders of Zitel California, the principal terms may not be amended without the further approval of the shareholders of Zitel California) as may

                                       3.

be determined in the judgment of the respective Board of Directors of Zitel Delaware and Zitel California to be necessary, desirable, or expedient in order to clarify the intention of the parties hereto or to effect or facilitate the purpose and intent of this Merger Agreement.

         (c) Conditions To Merger. The obligation of the Constituent Corporations to effect the transactions contemplated hereby is subject to satisfaction of the following conditions (any or all of which may be waived by either of the Constituent Corporations in its sole discretion to the extent permitted by law):

                (i) the Merger shall have been approved by the shareholders of Zitel California in accordance with applicable provisions of the General Corporation Law of the State of California; and

               (ii) Zitel California, as sole stockholder of Zitel Delaware, shall have approved the Merger in accordance with the General Corporation Law of the State of Delaware; and

              (iii) any and all consents, permits, authorizations, approvals, and orders deemed in the sole discretion of Zitel California to be material to consummation of the Merger shall have been obtained.

         (d) Abandonment Or Deferral. At any time before the Effective Date, this Merger Agreement may be terminated and the Merger may be abandoned by the Board of Directors of either Zitel California or Zitel Delaware or both, notwithstanding the approval of this Merger Agreement by the shareholders of Zitel California or Zitel Delaware or the prior filing of this Merger Agreement with the Secretary of State of the State of Delaware, or the consummation of the Merger may be deferred for a reasonable period of time if, in the opinion of the Boards of Directors of Zitel California and Zitel Delaware, such action would be in the best interests of such corporations. In the event of termination of this Merger Agreement, this Merger Agreement shall become void and of no effect and there shall be no liability on the part of either Constituent Corporation or its Board of Directors or shareholders with respect thereto, except that Zitel California shall pay all expenses incurred in connection with the Merger or in respect of this Merger Agreement or relating thereto.

         (e) Counterparts. In order to facilitate the filing and recording of this Merger Agreement, the same may be executed in any number of counterparts, each of which shall be deemed to be an original.


                                       4.

         IN WITNESS WHEREOF, this Merger Agreement, having first been fully approved by the Board of Directors of Zitel California and Zitel Delaware, is hereby executed on behalf of each said corporation and attested by their respective officers thereunto duly authorized.

                                        ZITEL CORPORATION,
ATTEST:                                 a California corporation



__________________________________      By:__________________________________
Henry C. Harris                              Jack H. King
Secretary                                    President and
                                             Chief Executive Officer



                                        ZITEL CORPORATION,
ATTEST:                                 a Delaware corporation



__________________________________      By:__________________________________
Henry C. Harris                              Jack H. King
Secretary                                    President and
                                             Chief Executive Officer


                                       5.

                                                                       EXHIBIT B


                          CERTIFICATE OF INCORPORATION

                                       OF

                           ZITEL CORPORATION DELAWARE


         The undersigned,  a natural person (the "Sole  Incorporator"),  for the purpose of organizing a corporation to conduct the business and promote the purposes hereinafter stated, under the provisions and subject to the requirements of the laws of the State of Delaware hereby certifies that:

                                       I.

         The name of this corporation is Zitel Corporation Delaware.

                                       II.

         The address of the registered office of the corporation in the State of Delaware is 15 East North Street, City of Dover, County of Kent, and the name of the registered agent of the corporation in the State of Delaware at such address is Incorporating Services, Ltd.

                                      III.

         The purpose of this corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of the State of Delaware.

                                       IV.

         A. This corporation is authorized to issue two classes of stock to be designated, respectively, "Common Stock" and "Preferred Stock." The total number of shares which the corporation is authorized to issue is forty-one million (41,000,000) shares. Forty million (40,000,000) shares shall be Common Stock, each having a par value of one-tenth of one cent ($.001). One million
(1,000,000) shares shall be Preferred Stock, each having a par value of one-tenth of one cent ($.001).

         B. The Preferred Stock may be issued from time to time in one or more series. The Board of Directors is hereby authorized, by filing a certificate (a "Preferred Stock Designation") pursuant to the Delaware General Corporation Law, to fix or alter from time to time the designation, powers, preferences and rights of the shares of each such series and the qualifications, limitations or restrictions of any wholly unissued series of Preferred Stock, and to establish from time to time the number of shares constituting any such series or any of them; and to increase or decrease the number of shares of any series subsequent to the issuance of shares of that series, but not below the number of shares of such series then outstanding. In


                                       1.

case the number of shares of any series shall be decreased in accordance with the foregoing sentence, the shares constituting such decrease shall resume the status that they had prior to the adoption of the resolution originally fixing the number of shares of such series.

         C. Two Hundred Thousand (200,000) shares of Preferred Stock, without par value, are designated "Series A Junior Participating Preferred Stock" with the rights, preferences, privileges and restrictions specified herein (the "Junior Preferred Stock"). Such number of shares may be increased or decreased by resolution of the Board of Directors; provided, that no decrease shall reduce the number of shares of Junior Preferred Stock to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the conversion of any outstanding securities issued by the Corporation convertible into Junior Preferred Stock.

                  (1)      Dividends and Distributions.

                           (a) Subject to the rights of the holders of any shares of any series of Preferred Stock (or any similar stock) ranking prior and superior to the Junior Preferred Stock with respect to dividends, the holders of shares of Junior Preferred Stock, in preference to the holders of Common Stock, without par value (the "Common Stock"), of the Corporation, and of any other junior stock, shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the first day of March, June, September and December in each year (each such date being referred to herein as a "Quarterly Dividend Payment Date"), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Junior Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (a) $.50 or (b) subject to the provision for adjustment hereinafter set forth, 100 times the aggregate per share amount of all cash dividends, and 100 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions, other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise) declared on the Common Stock since the immediately preceding Quarterly Dividend Payment Date or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Junior Preferred Stock. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount to which holders of shares of Junior Preferred Stock were entitled immediately prior to such event under clause (b) of the preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event

                                       2.

         and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

                  (b) The Corporation shall declare a dividend or distribution on the Junior Preferred Stock as provided in paragraph (a) of this
         Section immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock); provided that, in the event no dividend or distribution shall have been declared on the Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of $.50 per share on the Junior Preferred
         Stock shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date.

                  (c) Dividends shall begin to accrue and be cumulative on outstanding shares of Junior Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Junior Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Junior Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Junior Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be not more than 60 days prior to the date fixed for the payment thereof.

                  (2) Voting Rights. The holders of shares of Junior Preferred Stock shall have the following voting rights:

                  (a) Subject to the provision for adjustment hereinafter set forth, each share of Junior Preferred Stock shall entitle the holder thereof to 100 votes on all matters submitted to a vote of the shareholders of the Corporation. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the number of votes per share to which holders of shares of Junior Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying


                                       3.

         such number by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

                  (b) Except as otherwise provided herein, in any other Certificate of Determination of Preferences creating a series of Preferred Stock or any similar stock, or by law, the holders of shares of Junior Preferred Stock and the holders of shares of Common Stock and any other capital stock of the Corporation having general voting rights shall vote together as one class on all matters submitted to a vote of shareholders of the Corporation.

                  (c) Except as set forth herein, or as otherwise provided by law, holders of Junior Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

                  (3)  Certain Restrictions.

                  (a) Whenever quarterly dividends or other dividends or distributions payable on the Junior Preferred Stock as provided in
         Section 1 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Junior Preferred Stock outstanding shall have been paid in full, the Corporation shall not:

                           (i) declare or pay dividends, or make any other distributions, on any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Junior Preferred Stock;

                           (ii) declare or pay dividends, or make any other distributions, on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Junior Preferred Stock, except dividends paid ratably on the Junior Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

                           (iii) redeem or purchase or otherwise acquire for consideration shares of any stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Junior Preferred Stock, provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such junior stock in exchange for shares of any stock of the Corporation ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Junior Preferred Stock; or


                                       4.

                           (iv) redeem or purchase or otherwise acquire for consideration any shares of Junior Preferred Stock, or any shares of stock ranking on a parity with the Junior Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

                  (b) The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under paragraph (a) of this Section 3, purchase or otherwise acquire such shares at such time and in such manner.

                  (4) Reacquired Shares. Any shares of Junior Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and canceled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock subject to the conditions and restrictions on issuance set forth herein or in any other Certificate of Determination of Preferences creating a series of Preferred Stock or any similar stock or as otherwise required by law.

                  (5) Liquidation, Dissolution or Winding Up. Upon any liquidation, dissolution or winding up of the Corporation, no distribution shall be made (1) to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Junior Preferred Stock unless, prior thereto, the holders of shares of Junior Preferred Stock shall have received the greater of: (A) $50 per share, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment; or (B) an aggregate amount per share, subject to the provision for adjustment hereinafter set forth, equal to 100 times the aggregate amount to be distributed per share to holders of shares of Common Stock, or (2) to the holders of shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Junior Preferred Stock, except distributions made ratably on the Junior Preferred Stock and all such parity stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution or winding up. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the aggregate amount to which holders of shares of Junior Preferred Stock were entitled immediately prior to such event under the proviso in clause (1) of the preceding sentence shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

                                       5.

                  (6) Consolidation, Merger, etc. In case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case each share of Junior Preferred Stock shall at the same time be similarly exchanged or changed into an amount per share, subject to the provision for adjustment hereinafter set forth, equal to 100 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Junior Preferred Stock shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

                  (7) No Redemption. The shares of Junior Preferred Stock shall not be redeemable.

                  (8) Rank. The Junior Preferred Stock shall rank, with respect to the payment of dividends and the distribution of assets, junior to all other series of the Corporation's Preferred Stock.

                  (9) Amendment. The Certificate of Incorporation of the Corporation shall not be amended in any manner which would materially alter or change the powers, preferences or special rights of the Junior Preferred Stock so as to affect them adversely without the affirmative vote of the holders of at least two-thirds of the outstanding shares of Junior Preferred Stock, voting together as a single class.

                                       V.

         For the management of the business and for the conduct of the affairs of the corporation, and in further definition, limitation and regulation of the powers of the corporation, of its directors and of its stockholders or any class thereof, as the case may be, it is further provided that:

         A.

                  (1) The management of the business and the conduct of the affairs of the corporation shall be vested in its Board of Directors. The number of directors which shall constitute the whole Board of Directors shall be fixed exclusively by one or more resolutions adopted by the Board of Directors.


                                       6.

                  (2) Subject to the rights of the holders of any series of Preferred Stock to elect additional directors under specified circumstances, directors shall be elected at each annual meeting of stockholders for a term of one year. Each director shall serve until his successor is duly elected and qualified or until his death, resignation or removal. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

                  (3) Subject to the rights of the holders of any series of Preferred Stock, the Board of Directors or any individual director may be removed from office at any time with or without cause by the affirmative vote of the holders of a majority of the voting power of all the then-outstanding shares of voting stock of the corporation, entitled to vote at an election of directors.

                  (4) Subject to the rights of the holders of any series of Preferred Stock, any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or other causes and any newly created directorships resulting from any increase in the number of directors, shall, unless the Board of Directors determines by resolution that any such vacancies or newly created directorships shall be filled by the stockholders, except as otherwise provided by law, be filled only by the affirmative vote of a majority of the directors then in office, even though less than a quorum of the Board of Directors, and not by the stockholders. Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the director for which the vacancy was created or occurred and until such director's successor shall have been elected and qualified.

         B.

                  (1) Subject to paragraph (g) of Section 43 of the Bylaws, the Bylaws may be altered or amended or new Bylaws adopted by the affirmative vote of at least sixty-six and two-thirds percent (66-2/3%) of the voting power of all of the then-outstanding shares of the Voting Stock. The Board of Directors shall also have the power to adopt, amend, or repeal Bylaws.

                  (2) The directors of the corporation need not be elected by written ballot unless the Bylaws so provide.

                  (3) No action shall be taken by the stockholders of the corporation except at an annual or special meeting of stockholders called in accordance with the Bylaws. No action shall be taken by the stockholders of the corporation by written consent.

                  (4) Special meetings of the stockholders of the corporation may be called, for any purpose or purposes, by (i) the Chairman of the Board of Directors, (ii) the Chief Executive Officer, or (iii) the Board of Directors pursuant to a resolution adopted by a majority of the total number of authorized directors (whether or not there exist any vacancies in previously authorized directorships at the time any such resolution is presented to the Board of Directors for adoption).


                                       7.

                  (5) Advance notice of stockholder nominations for the election of directors and of business to be brought by stockholders before any meeting of the stockholders of the corporation shall be given in the manner provided in the Bylaws of the corporation.

                                       VI.

         A. A director of the corporation shall not be personally liable to the corporation or its stockholders for monetary damages for any breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit. If the Delaware General Corporation Law is amended after approval by the stockholders of this Article to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director shall be eliminated or limited to the fullest extent permitted by the Delaware General corporation Law, as so amended.

         B. Any repeal or modification of this Article VI shall be prospective and shall not affect the rights under this Article VI in effect at the time of the alleged occurrence of any act or omission to act giving rise to liability or indemnification.

                                      VII.

         A. The corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, except as provided in paragraph B. of this
Article VII, and all rights conferred upon the stockholders herein are granted subject to this reservation.

         B. Notwithstanding any other provisions of this Certificate of Incorporation or any provision of law which might otherwise permit a lesser vote or no vote, but in addition to any affirmative vote of the holders of any particular class or series of the Voting Stock required by law, this Certificate of Incorporation or any Preferred Stock Designation, the affirmative vote of the holders of at least sixty-six and two-thirds percent (66-2/3%) of the voting power of all of the then-outstanding shares of the Voting Stock, voting together as a single class, shall be required to alter, amend or repeal Articles V, VI and VII.

                                      VIII.

         The name and the mailing address of the Sole Incorporator is as follows:

                  NAME                           MAILING ADDRESS

                  Ann Chiga                      Cooley Godward LLP
                                                 One Maritime Plaza, 20th Floor
                                                 San Francisco, CA  94111-3580


                                       8.

         IN WITNESS WHEREOF, this Certificate has been subscribed this ____ day of __________, 1997 by the undersigned who affirms that the statements made herein are true and correct.



                                            ____________________________________
                                            Ann Chiga
                                            Sole Incorporator


                                       9.

                                                                       EXHIBIT C


                                     BYLAWS

                                       OF

                                ZITEL CORPORATION

                            (A DELAWARE CORPORATION)

                                                 TABLE OF CONTENTS

                                                                                                               Page

         ARTICLE I

                                                      OFFICES...................................................  1
                  Section 1.        Registered Office...........................................................  1
                  Section 2.        Other Offices...............................................................  1

         ARTICLE II

                                                  CORPORATE SEAL................................................  1
                  Section 3.        Corporate Seal..............................................................  1

         ARTICLE III

                                              STOCKHOLDERS' MEETINGS............................................  1
                  Section 4.        Place Of Meetings...........................................................  1
                  Section 5.        Annual Meeting..............................................................  2
                  Section 6.        Special Meetings............................................................  3
                  Section 7.        Notice Of Meetings..........................................................  4
                  Section 8.        Quorum......................................................................  4
                  Section 9.        Adjournment And Notice Of Adjourned Meetings................................  5
                  Section 10.       Voting Rights...............................................................  5
                  Section 11.       Joint Owners Of Stock.......................................................  5
                  Section 12.       List Of Stockholders........................................................  5
                  Section 13.       Action Without Meeting......................................................  6
                  Section 14.       Organization................................................................  6

         ARTICLE IV

                                                     DIRECTORS..................................................  6
                  Section 15.       Number And Term Of Office...................................................  6
                  Section 16.       Powers......................................................................  7
                  Section 17.       Classes Of Directors........................................................  7
                  Section 18.       Vacancies...................................................................  7
                  Section 19.       Resignation.................................................................  7
                  Section 20.       Removal.....................................................................  7
                  Section 21.       Meetings....................................................................  8
                         (a)        Annual Meetings.............................................................  8
                         (b)        Regular Meetings............................................................  8
                         (c)        Special Meetings............................................................  8
                         (d)        Telephone Meetings..........................................................  8
                         (e)        Notice Of Meetings..........................................................  8


                                                    i.



                                                 TABLE OF CONTENTS
                                                    (continued)
                                                                                                               Page

                         (f)        Waiver Of Notice............................................................  8
                  Section 22.       Quorum And Voting...........................................................  8
                  Section 23.       Action Without Meeting......................................................  9
                  Section 24.       Fees And Compensation.......................................................  9
                  Section 25.       Committees..................................................................  9
                         (a)        Executive Committee.........................................................  9
                         (b)        Other Committees............................................................ 10
                         (c)        Term........................................................................ 10
                         (d)        Meetings.................................................................... 10
                  Section 26.       Organization................................................................ 11

         ARTICLE V

                                                     OFFICERS................................................... 11
                  Section 27.       Officers Designated......................................................... 11
                  Section 28.       Tenure And Duties Of Officers............................................... 11
                         (a)        General..................................................................... 11
                         (b)        Duties Of Chairman Of The Board Of Directors................................ 11
                         (c)        Duties Of President......................................................... 12
                         (d)        Duties Of Vice Presidents................................................... 12
                         (e)        Duties Of Secretary......................................................... 12
                         (f)        Duties Of Chief Financial Officer........................................... 12
                  Section 29.       Delegation Of Authority..................................................... 12
                  Section 30.       Resignations................................................................ 13
                  Section 31.       Removal..................................................................... 13

         ARTICLE VI

                                   EXECUTION OF CORPORATE INSTRUMENTS AND VOTING
                                      OF SECURITIES OWNED BY THE CORPORATION.................................... 13
                  Section 32.       Execution Of Corporate Instruments.......................................... 13
                  Section 33.       Voting Of Securities Owned By The Corporation............................... 14

         ARTICLE VII

                                                  SHARES OF STOCK............................................... 14
                  Section 34.       Form And Execution Of Certificates.......................................... 14
                  Section 35.       Lost Certificates........................................................... 14
                  Section 36.       Transfers................................................................... 15


                                                   ii.



                                                 TABLE OF CONTENTS
                                                    (continued)
                                                                                                               Page

                  Section 37.       Fixing Record Dates......................................................... 15
                  Section 38.       Registered Stockholders..................................................... 15

         ARTICLE VIII

                                        OTHER SECURITIES OF THE CORPORATION..................................... 16
                  Section 39.       Execution Of Other Securities............................................... 16

         ARTICLE IX

                                                     DIVIDENDS.................................................. 16
                  Section 40.       Declaration Of Dividends.................................................... 16
                  Section 41.       Dividend Reserve............................................................ 16

         ARTICLE X

                                                    FISCAL YEAR................................................. 17
                  Section 42.       Fiscal Year................................................................. 17

         ARTICLE XI

                                                  INDEMNIFICATION............................................... 17
                  Section 43.       Indemnification Of Directors, Executive Officers, Other Officers,
                                    Employees And Other Agents.................................................. 17
                         (a)        Directors and Officers...................................................... 17
                         (b)        Expenses.................................................................... 17
                         (c)        Enforcement................................................................. 18
                         (d)        Non-Exclusivity Of Rights................................................... 18
                         (e)        Survival Of Rights.......................................................... 19
                         (f)        Insurance................................................................... 19
                         (g)        Amendments.................................................................. 19
                         (h)        Saving Clause............................................................... 19
                         (i)        Certain Definitions......................................................... 19

         ARTICLE XII

                                                      NOTICES................................................... 20
                  Section 44.       Notices..................................................................... 20
                         (a)        Notice To Stockholders...................................................... 20


                                                   iii.





                                                 TABLE OF CONTENTS
                                                    (continued)
                                                                                                               Page
                         (b)        Notice To Directors......................................................... 20
                         (c)        Affidavit Of Mailing........................................................ 20
                         (d)        Time Notices Deemed Given................................................... 20
                         (e)        Methods Of Notice........................................................... 20
                         (f)        Failure To Receive Notice................................................... 21
                         (g)        Notice To Person With Whom Communication Is Unlawful........................ 21
                         (h)        Notice To Person With Undeliverable Address................................. 21

         ARTICLE XIII

                                                    AMENDMENTS.................................................. 22
                  Section 45.       Amendments.................................................................. 22

         ARTICLE XIV

                                                 LOANS TO OFFICERS.............................................. 22
                  Section 46.       Loans To Officers........................................................... 22

         ARTICLE XV

                                                   MISCELLANEOUS................................................ 22
                  Section 47.       Annual Report............................................................... 22




                                       iv.

                                     BYLAWS

                                       OF

                                ZITEL CORPORATION

                            (A DELAWARE CORPORATION)



                                    ARTICLE I

                                     OFFICES

         Section 1. Registered Office. The registered office of the corporation in the State of Delaware shall be in the City of Wilmington, County of New Castle.

         Section 2. Other Offices. The corporation shall also have and maintain an office or principal place of business at such place as may be fixed by the Board of Directors, and may also have offices at such other places, both within and without the State of Delaware as the Board of Directors may from time to time determine or the business of the corporation may require.


                                   ARTICLE II

                                 CORPORATE SEAL

         Section 3. Corporate Seal. The corporate seal shall consist of a die bearing the name of the corporation and the inscription, "Corporate Seal-Delaware." Said seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.


                                   ARTICLE III

                             STOCKHOLDERS' MEETINGS

         Section 4. Place Of Meetings. Meetings of the stockholders of the corporation shall be held at such place, either within or without the State of Delaware, as may be designated from time to time by the Board of Directors, or, if not so designated, then at the office of the corporation required to be maintained pursuant to Section 2 hereof.


                                       1.

         Section 5.        Annual Meeting.

                  (a) The annual meeting of the stockholders of the corporation, for the purpose of election of directors and for such other business as may lawfully come before it, shall be held on such date and at such time as may be designated from time to time by the Board of Directors.

                  (b) At an annual meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be: (A) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (B) otherwise properly brought before the meeting by or at the direction of the Board of Directors, or (C) otherwise properly brought before the meeting by a stockholder. For business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the corporation. To be timely, a stockholder's notice must be delivered to or mailed and received at the principal executive offices of the corporation not later than the close of business on the sixtieth (60th) day nor earlier than the close of business on the ninetieth (90th) day prior to the first anniversary of the preceding year's annual meeting; provided, however, that in the event that no annual meeting was held in the previous year or the date of the annual meeting has been changed by more than thirty (30) days from the date contemplated at the time of the previous year's proxy statement, notice by the stockholder to be timely must be so received not earlier than the close of business on the ninetieth (90th) day prior to such annual meeting and not later than the close of business on the later of the sixtieth (60th) day prior to such annual meeting or, in the event public announcement of the date of such annual meeting is first made by the corporation fewer than seventy (70) days prior to the date of such annual meeting, the close of business on the tenth (10th) day following the day on which public announcement of the date of such meeting is first made by the corporation. A stockholder's notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the annual meeting: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address, as they appear on the corporation's books, of the stockholder proposing such business, (iii) the class and number of shares of the corporation which are beneficially owned by the stockholder, (iv) any material interest of the stockholder in such business and (v) any other information that is required to be provided by the stockholder pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the "1934 Act"), in his capacity as a proponent to a stockholder proposal. Notwithstanding the foregoing, in order to include information with respect to a stockholder proposal in the proxy statement and form of proxy for a stockholder's meeting, stockholders must provide notice as required by the regulations promulgated under the 1934 Act. Notwithstanding anything in these Bylaws to the contrary, no business shall be conducted at any annual meeting except in accordance with the procedures set forth in this paragraph (b). The chairman of the annual meeting shall, if the facts warrant, determine and declare at the meeting that business was not properly brought before the meeting and in accordance with the provisions of this paragraph (b), and, if he should so determine, he shall so declare at the meeting that any such business not properly brought before the meeting shall not be transacted.



                                       2.

                  (c) Only persons who are nominated in accordance with the procedures set forth in this paragraph (c) shall be eligible for election as directors. Nominations of persons for election to the Board of Directors of the corporation may be made at a meeting of stockholders by or at the direction of the Board of Directors or by any stockholder of the corporation entitled to vote in the election of directors at the meeting who complies with the notice procedures set forth in this paragraph (c). Such nominations, other than those made by or at the direction of the Board of Directors, shall be made pursuant to timely notice in writing to the Secretary of the corporation in accordance with the provisions of paragraph (b) of this Section 5. Such stock-holder's notice shall set forth (i) as to each person, if any, whom the stockholder proposes to nominate for election or re-election as a director: (A) the name, age, business address and residence address of such person, (B) the principal occupation or employment of such person, (C) the class and number of shares of the corporation which are beneficially owned by such person, (D) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nominations are to be made by the stockholder, and (E) any other information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the 1934 Act (including without limitation such person's written consent to being named in the proxy statement, if any, as a nominee and to serving as a director if elected); and (ii) as to such stockholder giving notice, the information required to be provided pursuant to paragraph (b) of this Section 5. At the request of the Board of Directors, any person nominated by a stockholder for election as a director shall furnish to the Secretary of the corporation that information required to be set forth in the stockholder's notice of nomination which pertains to the nominee. No person shall be eligible for election as a director of the corporation unless nominated in accordance with the procedures set forth in this paragraph (c). The chairman of the meeting shall, if the facts warrant, determine and declare at the meeting that a nomination was not made in accordance with the procedures prescribed by these Bylaws, and if he should so determine, he shall so declare at the meeting, and the defective nomination shall be disregarded.

                  (d) For purposes of this Section 5, "public announcement" shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the corporation with the Securities and Exchange Commission pursuant to
Section 13, 14 or 15(d) of the Exchange Act.

         Section 6.        Special Meetings.

                  (a) Special meetings of the stockholders of the corporation may be called, for any purpose or purposes, by (i) the Chairman of the Board of Directors, (ii) the Chief Executive Officer, or (iii) the Board of Directors pursuant to a resolution adopted by a majority of the total number of authorized directors (whether or not there exist any vacancies in previously authorized directorships at the time any such resolution is presented to the Board of Directors for adoption).

                  (b) If a special meeting is called by any person or persons other than the Board of Directors, the request shall be in writing, specifying the general nature of the business proposed to be transacted, and shall be delivered personally or sent by registered mail or by tele-


                                       3.

graphic or other facsimile transmission to the Chairman of the Board of Directors, the Chief Executive Officer, or the Secretary of the corporation. No business may be transacted at such special meeting otherwise than specified in such notice. The Board of Directors shall determine the time and place of such special meeting, which shall be held not less than thirty-five (35) nor more than one hundred twenty (120) days after the date of the receipt of the request. Upon determination of the time and place of the meeting, the officer receiving the request shall cause notice to be given to the stockholders entitled to vote, in accordance with the provisions of Section 7 of these Bylaws. If the notice is not given within sixty (60) days after the receipt of the request, the person or persons requesting the meeting may set the time and place of the meeting and give the notice. Nothing contained in this paragraph (b) shall be construed as limiting, fixing, or affecting the time when a meeting of stockholders called by action of the Board of Directors may be held.

         Section 7. Notice Of Meetings. Except as otherwise provided by law or the Certificate of Incorporation, written notice of each meeting of stockholders shall be given not less than ten (10) nor more than sixty (60) days before the date of the meeting to each stockholder entitled to vote at such meeting, such notice to specify the place, date and hour and purpose or purposes of the meeting. Notice of the time, place and purpose of any meeting of stockholders may be waived in writing, signed by the person entitled to notice thereof, either before or after such meeting, and will be waived by any stockholder by his attendance thereat in person or by proxy, except when the stockholder attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Any stockholder so waiving notice of such meeting shall be bound by the proceedings of any such meeting in all respects as if due notice thereof had been given.

         Section 8. Quorum. At all meetings of stockholders, except where otherwise provided by statute or by the Certificate of Incorporation, or by these Bylaws, the presence, in person or by proxy duly authorized, of the holders of a majority of the outstanding shares of stock entitled to vote shall constitute a quorum for the transaction of business. In the absence of a quorum, any meeting of stockholders may be adjourned, from time to time, either by the chairman of the meeting or by vote of the holders of a majority of the shares represented thereat, but no other business shall be transacted at such meeting. The stockholders present at a duly called or convened meeting, at which a quorum is present, may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum. Except as otherwise provided by law, the Certificate of Incorporation or these Bylaws, all action taken by the holders of a majority of the vote cast, excluding abstentions, at any meeting at which a quorum is present shall be valid and binding upon the corporation; provided, however, that directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors. Where a separate vote by a class or classes or series is required, except where otherwise provided by the statute or by the Certificate of Incorporation or these Bylaws, a majority of the outstanding shares of such class or classes or series, present in person or represented by proxy, shall constitute a quorum entitled to take action with respect to that vote on that matter and, except where otherwise provided by the statute or by the Certificate of Incorporation or these Bylaws,


                                       4.

the affirmative vote of the majority (plurality, in the case of the election of directors) of the votes cast, including abstentions, by the holders of shares of such class or classes or series shall be the act of such class or classes or series.

         Section 9. Adjournment And Notice Of Adjourned Meetings. Any meeting of stockholders, whether annual or special, may be adjourned from time to time either by the chairman of the meeting or by the vote of a majority of the shares casting votes, excluding abstentions. When a meeting is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting, the corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than thirty (30) days or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

         Section 10. Voting Rights. For the purpose of determining those stockholders entitled to vote at any meeting of the stockholders, except as otherwise provided by law, only persons in whose names shares stand on the stock records of the corporation on the record date, as provided in Section 12 of these Bylaws, shall be entitled to vote at any meeting of stockholders. Every person entitled to vote shall have the right to do so either in person or by an agent or agents authorized by a proxy granted in accordance with Delaware law. An agent so appointed need not be a stockholder. No proxy shall be voted after three (3) years from its date of creation unless the proxy provides for a longer period.

         Section 11. Joint Owners Of Stock. If shares or other securities having voting power stand of record in the names of two (2) or more persons, whether fiduciaries, members of a partnership, joint tenants, tenants in common, tenants by the entirety, or otherwise, or if two (2) or more persons have the same fiduciary relationship respecting the same shares, unless the Secretary is given written notice to the contrary and is furnished with a copy of the instrument or order appointing them or creating the relationship wherein it is so provided, their acts with respect to voting shall have the following effect: (a) if only one (1) votes, his act binds all; (b) if more than one (1) votes, the act of the majority so voting binds all; (c) if more than one (1) votes, but the vote is evenly split on any particular matter, each faction may vote the securities in question proportionally, or may apply to the Delaware Court of Chancery for relief as provided in the General Corporation Law of Delaware, Section 217(b). If the instrument filed with the Secretary shows that any such tenancy is held in unequal interests, a majority or even-split for the purpose of subsection (c) shall be a majority or even-split in interest.

         Section 12. List Of Stockholders. The Secretary shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at said meeting, arranged in alphabetical order, showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the

                                       5.

meeting, or, if not specified, at the place where the meeting is to be held. The list shall be produced and kept at the time and place of meeting during the whole time thereof and may be inspected by any stockholder who is present.

         Section 13.       Action Without Meeting.

                  (a) No action shall be taken by the stockholders except at an annual or special meeting of stockholders called in accordance with these Bylaws, and no action shall be taken by the stockholders by written consent.

         Section 14.       Organization.

                  (a) At every meeting of stockholders, the Chairman of the Board of Directors, or, if a Chairman has not been appointed or is absent, the President, or, if the President is absent, a chairman of the meeting chosen by a majority in interest of the stockholders entitled to vote, present in person or by proxy, shall act as chairman. The Secretary, or, in his absence, an Assistant Secretary directed to do so by the President, shall act as secretary of the meeting.

                  (b) The Board of Directors of the corporation shall be entitled to make such rules or regulations for the conduct of meetings of stockholders as it shall deem necessary, appropriate or convenient. Subject to such rules and regulations of the Board of Directors, if any, the chairman of the meeting shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chairman, are necessary, appropriate or convenient for the proper conduct of the meeting, including, without limitation, establishing an agenda or order of business for the meeting, rules and procedures for maintaining order at the meeting and the safety of those present, limitations on participation in such meeting to stockholders of record of the corporation and their duly authorized and constituted proxies and such other persons as the chairman shall permit, restrictions on entry to the meeting after the time fixed for the commencement thereof, limitations on the time allotted to questions or comments by participants and regulation of the opening and closing of the polls for balloting on matters which are to be voted on by ballot. Unless and to the extent determined by the Board of Directors or the chairman of the meeting, meetings of stockholders shall not be required to be held in accordance with rules of parliamentary procedure.


                                   ARTICLE IV

                                    DIRECTORS

         Section 15. Number And Term Of Office. The authorized number of directors of the corporation shall be fixed in accordance with the Certificate of Incorporation. Directors need not be stockholders unless so required by the Certificate of Incorporation. If for any cause, the directors shall not have been elected at an annual meeting, they may be elected as soon thereafter as convenient at a special meeting of the stockholders called for that purpose in the manner provided in these Bylaws.

                                       6.

         Section 16. Powers. The powers of the corporation shall be exercised, its business conducted and its property controlled by the Board of Directors, except as may be otherwise provided by statute or by the Certificate of Incorporation.

         Section 17.       Classes Of Directors.

         Subject to the rights of the holders of any series of Preferred Stock to elect additional directors under specified circumstances, directors shall be elected at each annual meeting of stockholders for a term of one year. Each director shall serve until his successor is duly elected and qualified or until his death, resignation or removal. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

         Section 18. Vacancies. Unless otherwise provided in the Certificate of Incorporation, any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or other causes and any newly created directorships resulting from any increase in the number of directors, shall unless the Board of Directors determines by resolution that any such vacancies or newly created directorships shall be filled by stockholders, be filled only by the affirmative vote of a majority of the directors then in office, even though less than a quorum of the Board of Directors. Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the director for which the vacancy was created or occurred and until such director's successor shall have been elected and qualified. A vacancy in the Board of Directors shall be deemed to exist under this Bylaw in the case of the death, removal or resignation of any director.

         Section 19. Resignation. Any director may resign at any time by delivering his written resignation to the Secretary, such resignation to specify whether it will be effective at a particular time, upon receipt by the Secretary or at the pleasure of the Board of Directors. If no such specification is made, it shall be deemed effective at the pleasure of the Board of Directors. When one or more directors shall resign from the Board of Directors, effective at a future date, a majority of the directors then in office, including those who have so resigned, shall have power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective, and each Director so chosen shall hold office for the unexpired portion of the term of the Director whose place shall be vacated and until his successor shall have been duly elected and qualified.

         Section 20.       Removal.

         Subject to the rights of the holders of any series of Preferred Stock, the Board of Directors or any individual director may be removed from office at any time with or without cause by the affirmative vote of the holders of a majority of the voting power of all the then-outstanding shares of voting stock of the corporation, entitled to vote at an election of directors (the "Voting Stock").

                                       7.

         Section 21.       Meetings.

                  (a) Annual Meetings. The annual meeting of the Board of Directors shall be held immediately before or after the annual meeting of stockholders and at the place where such meeting is held. No notice of an annual meeting of the Board of Directors shall be necessary and such meeting shall be held for the purpose of electing officers and transacting such other business as may lawfully come before it.

                  (b) Regular Meetings. Except as hereinafter otherwise provided, regular meetings of the Board of Directors shall be held in the office of the corporation required to be maintained pursuant to Section 2 hereof.
Unless otherwise restricted by the Certificate of Incorporation, regular meetings of the Board of Directors may also be held at any place within or without the State of Delaware which has been designated by resolution of the Board of Directors or the written consent of all directors.

                  (c) Special Meetings. Unless otherwise restricted by the Certificate of Incorporation, special meetings of the Board of Directors may be held at any time and place within or without the State of Delaware whenever called by the Chairman of the Board, the President or any two of the directors

                  (d) Telephone Meetings. Any member of the Board of Directors, or of any committee thereof, may participate in a meeting by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting by such means shall constitute presence in person at such meeting.

                  (e) Notice Of Meetings. Notice of the time and place of all special meetings of the Board of Directors shall be orally or in writing, by telephone, facsimile, telegraph or telex, during normal business hours, at least twenty-four (24) hours before the date and time of the meeting, or sent in writing to each director by first class mail, charges prepaid, at least three
(3) days before the date of the meeting. Notice of any meeting may be waived in writing at any time before or after the meeting and will be waived by any director by attendance thereat, except when the director attends the meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

                  (f) Waiver Of Notice. The transaction of all business at any meeting of the Board of Directors, or any committee thereof, however called or noticed, or wherever held, shall be as valid as though had at a meeting duly held after regular call and notice, if a quorum be present and if, either before or after the meeting, each of the directors not present shall sign a written waiver of notice. All such waivers shall be filed with the corporate records or made a part of the minutes of the meeting.

         Section 22.       Quorum And Voting.


                                       8.

                  (a) Unless the Certificate of Incorporation requires a greater number and except with respect to indemnification questions arising under
Section 43 hereof, for which a quorum shall be one-third of the exact number of directors fixed from time to time in accordance with the Certificate of Incorporation, a quorum of the Board of Directors shall consist of a majority of the exact number of directors fixed from time to time by the Board of Directors in accordance with the Certificate of Incorporation; provided, however, at any meeting whether a quorum be present or otherwise, a majority of the directors present may adjourn from time to time until the time fixed for the next regular meeting of the Board of Directors, without notice other than by announcement at the meeting.

                  (b) At each meeting of the Board of Directors at which a quorum is present, all questions and business shall be determined by the affirmative vote of a majority of the directors present, unless a different vote be required by law, the Certificate of Incorporation or these Bylaws.

         Section 23. Action Without Meeting. Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting, if all members of the Board of Directors or committee, as the case may be, consent thereto in writing, and such writing or writings are filed with the minutes of proceedings of the Board of Directors or committee.

         Section 24. Fees And Compensation. Directors shall be entitled to such compensation for their services as may be approved by the Board of Directors, including, if so approved, by resolution of the Board of Directors, a fixed sum and expenses of attendance, if any, for attendance at each regular or special meeting of the Board of Directors and at any meeting of a committee of the Board of Directors. Nothing herein contained shall be construed to preclude any director from serving the corporation in any other capacity as an officer, agent, employee, or otherwise and receiving compensation therefor.

         Section 25.       Committees.

                  (a) Executive Committee. The Board of Directors may by resolution passed by a majority of the whole Board of Directors appoint an Executive Committee to consist of one (1) or more members of the Board of Directors. The Executive Committee, to the extent permitted by law and provided in the resolution of the Board of Directors shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the corporation, including without limitation the power or authority to declare a dividend, to authorize the issuance of stock and to adopt a certificate of ownership and merger, and may authorize the seal of the corporation to be affixed to all papers which may require it; but no such committee shall have the power or authority in reference to amending the Certificate of Incorporation (except that a committee may, to the extent authorized in the resolution or resolutions providing for the issuance of shares of stock adopted by the Board of Directors fix the designations and any of the preferences or rights of such shares relating to dividends, redemption, dissolution, any distribution of assets of the corporation or the conversion

                                       9.

into, or the exchange of such shares for, shares of any other class or classes or any other series of the same or any other class or classes of stock of the corporation or fix the number of shares of any series of stock or authorize the increase or decrease of the shares of any series), adopting an agreement of merger or consolidation, recommending to the stockholders the sale, lease or exchange of all or substantially all of the corporation's property and assets, recommending to the stockholders a dissolution of the corporation or a revocation of a dissolution, or amending the bylaws of the corporation.

                  (b) Other Committees. The Board of Directors may, by resolution passed by a majority of the whole Board of Directors, from time to time appoint such other committees as may be permitted by law. Such other committees appointed by the Board of Directors shall consist of one (1) or more members of the Board of Directors and shall have such powers and perform such duties as may be prescribed by the resolution or resolutions creating such committees, but in no event shall such committee have the powers denied to the Executive Committee in these Bylaws.

                  (c) Term. Each member of a committee of the Board of Directors shall serve a term on the committee coexistent with such member's term on the Board of Directors. The Board of Directors, subject to the provisions of subsections (a) or (b) of this Bylaw may at any time increase or decrease the number of members of a committee or terminate the existence of a committee. The membership of a committee member shall terminate on the date of his death or voluntary resignation from the committee or from the Board of Directors. The
Board of Directors may at any time for any reason remove any individual committee member and the Board of Directors may fill any committee vacancy created by death, resignation, removal or increase in the number of members of the committee. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee, and, in addition, in the absence or disqualification of any member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member.

                  (d) Meetings. Unless the Board of Directors shall otherwise provide, regular meetings of the Executive Committee or any other committee appointed pursuant to this Section 25 shall be held at such times and places as are determined by the Board of Directors, or by any such committee, and when notice thereof has been given to each member of such committee, no further notice of such regular meetings need be given thereafter. Special meetings of any such committee may be held at any place which has been determined from time to time by such committee, and may be called by any director who is a member of such committee, upon written notice to the members of such committee of the time and place of such special meeting given in the manner provided for the giving of written notice to members of the Board of Directors of the time and place of special meetings of the Board of Directors. Notice of any special meeting of any committee may be waived in writing at any time before or after the meeting and will be waived by any director by attendance thereat, except when the director attends such special meeting for the express purpose of objecting, at the beginning of the

                                       10.

meeting, to the transaction of any business because the meeting is not lawfully called or convened. A majority of the authorized number of members of any such committee shall constitute a quorum for the transaction of business, and the act of a majority of those present at any meeting at which a quorum is present shall be the act of such committee.

         Section 26. Organization. At every meeting of the directors, the Chairman of the Board of Directors, or, if a Chairman has not been appointed or is absent, the President, or if the President is absent, the most senior Vice President, or, in the absence of any such officer, a chairman of the meeting chosen by a majority of the directors present, shall preside over the meeting. The Secretary, or in his absence, an Assistant Secretary directed to do so by the President, shall act as secretary of the meeting.


                                    ARTICLE V

                                    OFFICERS

         Section 27. Officers Designated. The officers of the corporation shall include, if and when designated by the Board of Directors, the Chairman of the Board of Directors, the Chief Executive Officer, the President, one or more Vice Presidents, the Secretary, the Chief Financial Officer, the Treasurer, the Controller, all of whom shall be elected at the annual organizational meeting of the Board of Directors. The Board of Directors may also appoint one or more Assistant Secretaries, Assistant Treasurers, Assistant Controllers and such other officers and agents with such powers and duties as it shall deem necessary. The Board of Directors may assign such additional titles to one or more of the officers as it shall deem appropriate. Any one person may hold any number of offices of the corporation at any one time unless specifically prohibited therefrom by law. The salaries and other compensation of the officers of the corporation shall be fixed by or in the manner designated by the Board of Directors.

         Section 28.       Tenure And Duties Of Officers.

                  (a) General. All officers shall hold office at the pleasure of the Board of Directors and until their successors shall have been duly elected and qualified, unless sooner removed. Any officer elected or appointed by the Board of Directors may be removed at any time by the Board of Directors. If the office of any officer becomes vacant for any reason, the vacancy may be filled by the Board of Directors.

                  (b) Duties Of Chairman Of The Board Of Directors. The Chairman of the Board of Directors, when present, shall preside at all meetings of the stockholders and the Board of Directors. The Chairman of the Board of Directors shall perform other duties commonly incident to his office and shall also perform such other duties and have such other powers as the Board of Directors shall designate from time to time. If there is no President, then the Chairman of the Board of Directors shall also serve as the Chief Executive Officer of the corporation and shall have the powers and duties prescribed in paragraph (c) of this Section 28.


                                       11.

                  (c) Duties Of President. The President shall preside at all meetings of the stockholders and at all meetings of the Board of Directors, unless the Chairman of the Board of Directors has been appointed and is present. Unless some other officer has been elected Chief Executive Officer of the corporation, the President shall be the chief executive officer of the corporation and shall, subject to the control of the Board of Directors, have general supervision, direction and control of the business and officers of the corporation. The President shall perform other duties commonly incident to his office and shall also perform such other duties and have such other powers as the Board of Directors shall designate from time to time.

                  (d) Duties Of Vice Presidents. The Vice Presidents may assume and perform the duties of the President in the absence or disability of the President or whenever the office of President is vacant. The Vice Presidents shall perform other duties commonly incident to their office and shall also perform such other duties and have such other powers as the Board of Directors or the President shall designate from time to time.

                  (e) Duties Of Secretary. The Secretary shall attend all meetings of the stockholders and of the Board of Directors and shall record all acts and proceedings thereof in the minute book of the corporation. The Secretary shall give notice in conformity with these Bylaws of all meetings of the stockholders and of all meetings of the Board of Directors and any committee thereof requiring notice. The Secretary shall perform all other duties given him in these Bylaws and other duties commonly incident to his office and shall also perform such other duties and have such other powers as the Board of Directors shall designate from time to time. The President may direct any Assistant Secretary to assume and perform the duties of the Secretary in the absence or disability of the Secretary, and each Assistant Secretary shall perform other duties commonly incident to his office and shall also perform such other duties and have such other powers as the Board of Directors or the President shall designate from time to time.

                  (f) Duties Of Chief Financial Officer. The Chief Financial Officer shall keep or cause to be kept the books of account of the corporation in a thorough and proper manner and shall render statements of the financial affairs of the corporation in such form and as often as required by the Board of Directors or the President. The Chief Financial Officer, subject to the order of the Board of Directors, shall have the custody of all funds and securities of the corporation. The Chief Financial Officer shall perform other duties commonly incident to his office and shall also perform such other duties and have such other powers as the Board of Directors or the President shall designate from time to time. The President may direct the Treasurer or any Assistant Treasurer, or the Controller or any Assistant Controller to assume and perform the duties of the Chief Financial Officer in the absence or disability of the Chief Financial Officer, and each Treasurer and Assistant Treasurer and each Controller and Assistant Controller shall perform other duties commonly incident to his office and shall also perform such other duties and have such other powers as the Board of Directors or the President shall designate from time to time.

         Section 29. Delegation Of Authority. The Board of Directors may from time to time delegate the powers or duties of any officer to any other officer or agent, notwithstanding any provision hereof.


                                       12.

         Section 30. Resignations. Any officer may resign at any time by giving written notice to the Board of Directors or to the President or to the Secretary. Any such resignation shall be effective when received by the person or persons to whom such notice is given, unless a later time is specified therein, in which event the resignation shall become effective at such later time. Unless otherwise specified in such notice, the acceptance of any such resignation shall not be necessary to make it effective. Any resignation shall be without prejudice to the rights, if any, of the corporation under any contract with the resigning officer.

         Section 31. Removal. Any officer may be removed from office at any time, either with or without cause, by the affirmative vote of a majority of the directors in office at the time, or by the unanimous written consent of the directors in office at the time, or by any committee or superior officers upon whom such power of removal may have been conferred by the Board of Directors.


                                   ARTICLE VI

                  EXECUTION OF CORPORATE INSTRUMENTS AND VOTING
                     OF SECURITIES OWNED BY THE CORPORATION

         Section 32. Execution Of Corporate Instruments. The Board of Directors may, in its discretion, determine the method and designate the signatory officer or officers, or other person or persons, to execute on behalf of the corporation any corporate instrument or document, or to sign on behalf of the corporation the corporate name without limitation, or to enter into contracts on behalf of the corporation, except where otherwise provided by law or these Bylaws, and such execution or signature shall be binding upon the corporation.

         Unless otherwise specifically determined by the Board of Directors or otherwise required by law, promissory notes, deeds of trust, mortgages and other evidences of indebtedness of the corporation, and other corporate instruments or documents requiring the corporate seal, and certificates of shares of stock owned by the corporation, shall be executed, signed or endorsed by the Chairman of the Board of Directors, or the President or any Vice President, and by the Secretary or Treasurer or any Assistant Secretary or Assistant Treasurer. All other instruments and documents requiring the corporate signature, but not requiring the corporate seal, may be executed as aforesaid or in such other manner as may be directed by the Board of Directors.

         All checks and drafts drawn on banks or other depositaries on funds to the credit of the corporation or in special accounts of the corporation shall be signed by such person or persons as the Board of Directors shall authorize so to do.

         Unless authorized or ratified by the Board of Directors or within the agency power of an officer, no officer, agent or employee shall have any power or authority to bind the corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.


                                       13.

         Section 33. Voting Of Securities Owned By The Corporation. All stock and other securities of other corporations owned or held by the corporation for itself, or for other parties in any capacity, shall be voted, and all proxies with respect thereto shall be executed, by the person authorized so to do by resolution of the Board of Directors, or, in the absence of such authorization, by the Chairman of the Board of Directors, the Chief Executive Officer, the President, or any Vice President.


                                   ARTICLE VII

                                 SHARES OF STOCK

         Section 34. Form And Execution Of Certificates. Certificates for the shares of stock of the corporation shall be in such form as is consistent with the Certificate of Incorporation and applicable law. Every holder of stock in the corporation shall be entitled to have a certificate signed by or in the name of the corporation by the Chairman of the Board of Directors, or the President or any Vice President and by the Treasurer or Assistant Treasurer or the Secretary or Assistant Secretary, certifying the number of shares owned by him in the corporation. Any or all of the signatures on the certificate may be facsimiles. In case any officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, it may be issued with the same effect as if he were such officer, transfer agent, or registrar at the date of issue. Each certificate shall state upon the face or back thereof, in full or in summary, all of the powers, designations, preferences, and rights, and the limitations or restrictions of the shares authorized to be issued or shall, except as otherwise required by law, set forth on the face or back a statement that the corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Within a reasonable time after the issuance or transfer of uncertificated stock, the corporation shall send to the registered owner thereof a written notice containing the information required to be set forth or stated on certificates pursuant to this section or otherwise required by law or with respect to this section a statement that the corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Except as otherwise expressly provided by law, the rights and obligations of the holders of certificates representing stock of the same class and series shall be identical.

         Section 35. Lost Certificates. A new certificate or certificates shall be issued in place of any certificate or certificates theretofore issued by the corporation alleged to have been lost, stolen, or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen, or destroyed. The corporation may require, as a condition precedent to the issuance of a new certificate or certificates, the owner of such lost, stolen, or destroyed certificate or certificates, or his legal representative, to advertise the same in such manner as it shall require or to give the corporation a surety bond in such form and amount as

                                       14.

it may direct as indemnity against any claim that may be made against the corporation with respect to the certificate alleged to have been lost, stolen, or destroyed.

         Section 36.   Transfers.

                  (a) Transfers of record of shares of stock of the corporation shall be made only upon its books by the holders thereof, in person or by attorney duly authorized, and upon the surrender of a properly endorsed certificate or certificates for a like number of shares.

                  (b) The corporation shall have power to enter into and perform any agreement with any number of stockholders of any one or more classes of stock of the corporation to restrict the transfer of shares of stock of the corporation of any one or more classes owned by such stockholders in any manner not prohibited by the General Corporation Law of Delaware.

         Section 37.   Fixing Record Dates.

                  (a) In order that the corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board of Directors may fix, in advance, a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than sixty (60) nor less than ten (10) days before the date of such meeting. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

                  (b) In order that the corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than sixty (60) days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

         Section 38. Registered Stockholders. The corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.


                                       15.

                                  ARTICLE VIII

                       OTHER SECURITIES OF THE CORPORATION

         Section 39. Execution Of Other Securities. All bonds, debentures and other corporate securities of the corporation, other than stock certificates (covered in Section 34), may be signed by the Chairman of the Board of Directors, the President or any Vice President, or such other person as may be authorized by the Board of Directors, and the corporate seal impressed thereon or a facsimile of such seal imprinted thereon and attested by the signature of the Secretary or an Assistant Secretary, or the Chief Financial Officer or Treasurer or an Assistant Treasurer; provided, however, that where any such bond, debenture or other corporate security shall be authenticated by the manual signature, or where permissible facsimile signature, of a trustee under an indenture pursuant to which such bond, debenture or other corporate security shall be issued, the signatures of the persons signing and attesting the corporate seal on such bond, debenture or other corporate security may be the imprinted facsimile of the signatures of such persons. Interest coupons appertaining to any such bond, debenture or other corporate security, authenticated by a trustee as aforesaid, shall be signed by the Treasurer or an Assistant Treasurer of the corporation or such other person as may be authorized by the Board of Directors, or bear imprinted thereon the facsimile signature of such person. In case any officer who shall have signed or attested any bond, debenture or other corporate security, or whose facsimile signature shall appear thereon or on any such interest coupon, shall have ceased to be such officer before the bond, debenture or other corporate security so signed or attested shall have been delivered, such bond, debenture or other corporate security nevertheless may be adopted by the corporation and issued and delivered as though the person who signed the same or whose facsimile signature shall have been used thereon had not ceased to be such officer of the corporation.


                                   ARTICLE IX

                                    DIVIDENDS

         Section 40. Declaration Of Dividends. Dividends upon the capital stock of the corporation, subject to the provisions of the Certificate of Incorporation, if any, may be declared by the Board of Directors pursuant to law at any regular or special meeting. Dividends may be paid in cash, in property, or in shares of the capital stock, subject to the provisions of the Certificate of Incorporation.

         Section 41. Dividend Reserve. Before payment of any dividend, there may be set aside out of any funds of the corporation available for dividends such sum or sums as the Board of Directors from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the corporation, or for such other purpose as the Board of Directors shall think conducive to the interests of the corporation, and the Board of Directors may modify or abolish any such reserve in the manner in which it was created.


                                       16.

                                    ARTICLE X

                                   FISCAL YEAR

         Section 42. Fiscal Year. The fiscal year of the corporation shall be fixed by resolution of the Board of Directors.


                                   ARTICLE XI

                                 INDEMNIFICATION

         Section 43. Indemnification  Of  Directors,  Executive Officers,  Other
                     Officers, Employees And Other Agents.

                  (a) Directors and Officers. The corporation shall indemnify its directors and officers to the fullest extent not prohibited by the Delaware General Corporation Law; provided, however, that the corporation may modify the extent of such indemnification by individual contracts with its directors and officers; and, provided, further, that the corporation shall not be required to indemnify any director or officer in connection with any proceeding (or part thereof) initiated by such person unless (i) such indemnification is expressly required to be made by law, (ii) the proceeding was authorized by the Board of Directors of the corporation, (iii) such indemnification is provided by the corporation, in its sole discretion, pursuant to the powers vested in the corporation under the Delaware General Corporation Law or (iv) such indemnification is required to be made under subsection (c).

                  (b) Expenses. The corporation shall advance to any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was a director or officer, of the corporation, or is or was serving at the request of the corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, prior to the final disposition of the proceeding, promptly following request therefor, all expenses incurred by any director or officer in connection with such proceeding upon receipt of an undertaking by or on behalf of such person to repay said amounts if it should be determined ultimately that such person is not entitled to be indemnified under this Bylaw or otherwise.

Notwithstanding the foregoing, unless otherwise determined pursuant to paragraph
(d) of this Bylaw, no advance shall be made by the corporation to an officer of the corporation (except by reason of the fact that such officer is or was a director of the corporation in which event this paragraph shall not apply) in any action, suit or proceeding, whether civil, criminal, administrative or investigative, if a determination is reasonably and promptly made (i) by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to the proceeding, or (ii) if such quorum is not obtainable, or, even if obtainable, a quorum of

                                       17.

disinterested directors so directs, by independent legal counsel in a written opinion, that the facts known to the decision-making party at the time such determination is made demonstrate clearly and convincingly that such person acted in bad faith or in a manner that such person did not believe to be in or not opposed to the best interests of the corporation.

                  (c)  Enforcement.  Without the  necessity of entering  into an express contract, all rights to indemnification and advances to directors and officers under this Bylaw shall be deemed to be contractual rights and be effective to the same extent and as if provided for in a contract between the corporation and the director or officer. Any right to indemnification or advances granted by this Bylaw to a director or officer shall be enforceable by or on behalf of the person holding such right in any court of competent jurisdiction if (i) the claim for indemnification or advances is denied, in whole or in part, or (ii) no disposition of such claim is made within ninety
(90) days of request therefor. The claimant in such enforcement action, if successful in whole or in part, shall be entitled to be paid also the expense of prosecuting his claim. In connection with any claim for indemnification, the corporation shall be entitled to raise as a defense to any such action that the claimant has not met the standards of conduct that make it permissible under the Delaware General Corporation Law for the corporation to indemnify the claimant for the amount claimed. In connection with any claim by an officer of the corporation (except in any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such officer is or was a director of the corporation) for advances, the corporation shall be entitled to raise a defense as to any such action clear and convincing evidence that such person acted in bad faith or in a manner that such person did not believe to be in or not opposed to the best interests of the corporation, or with respect to any criminal action or proceeding that such person acted without reasonable cause to believe that his conduct was lawful. Neither the failure of the corporation (including its Board of Directors, independent legal counsel or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he has met the applicable standard of conduct set forth in the Delaware General Corporation Law, nor an actual determination by the corporation (including its Board of Directors, independent legal counsel or its stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that claimant has not met the applicable standard of conduct. In any suit brought by a director or officer to enforce a right to indemnification or to an advancement of expenses hereunder, the burden of proving that the director or officer is not entitled to be indemnified, or to such advancement of expenses, under this Article XI or otherwise shall be on the corporation.

                  (d) Non-Exclusivity Of Rights. The rights conferred on any person by this Bylaw shall not be exclusive of any other right which such person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, Bylaws, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding office. The corporation is specifically authorized to enter into individual contracts with any or all of its directors, officers, employees or agents respecting indemnification and advances, to the fullest extent not prohibited by the Delaware General Corporation Law.


                                       18.

                  (e) Survival Of Rights. The rights conferred on any person by this Bylaw shall continue as to a person who has ceased to be a director, officer, employee or other agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

                  (f) Insurance. To the fullest extent permitted by the Delaware General Corporation Law, the corporation, upon approval by the Board of Directors, may purchase insurance on behalf of any person required or permitted to be indemnified pursuant to this Bylaw.

                  (g) Amendments. Any repeal or modification of this Bylaw shall only be prospective and shall not affect the rights under this Bylaw in effect at the time of the alleged occurrence of any action or omission to act that is the cause of any proceeding against any agent of the corporation.

                  (h) Saving Clause. If this Bylaw or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the corporation shall nevertheless indemnify each director and officer to the full extent not prohibited by any applicable portion of this Bylaw that shall not have been invalidated, or by any other applicable law.

                  (i) Certain Definitions. For the purposes of this Bylaw, the following definitions shall apply:

                           (1) The term "proceeding"  shall be broadly construed
and shall include, without limitation, the investigation, preparation, prosecution, defense, settlement, arbitration and appeal of, and the giving of testimony in, any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative.

                           (2) The term  "expenses"  shall be broadly  construed
and shall include, without limitation, court costs, attorneys' fees, witness fees, fines, amounts paid in settlement or judgment and any other costs and expenses of any nature or kind incurred in connection with any proceeding.

                           (3) The  term the  "corporation"  shall  include,  in
addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, and employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this Bylaw with respect to the resulting or surviving corporation as he would have with respect to such constituent corporation if its separate existence had continued.

                           (4)   References   to   a   "director,"    "officer,"
"employee," or "agent" of the corporation shall include, without limitation, situations where such person is serving at the

                                       19.

request of the corporation as, respectively, a director, officer, employee, trustee or agent of another corporation, partnership, joint venture, trust or other enterprise.

                           (5) References to "other  enterprises"  shall include
employee benefit plans; references to "fines" shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to "serving at the request of the corporation" shall include any service as a director, officer, employee or agent of the corporation which imposes duties on, or involves services by, such director, officer, employee, or agent with respect to an employee benefit plan, its participants, or beneficiaries; and a person who acted in good faith and in a manner he reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the corporation" as referred to in this Bylaw.


                                   ARTICLE XII

                                     NOTICES

         Section 44.  Notices.

                  (a) Notice To Stockholders. Whenever, under any provisions of these Bylaws, notice is required to be given to any stockholder, it shall be given in writing, timely and duly deposited in the United States mail, postage prepaid, and addressed to his last known post office address as shown by the stock record of the corporation or its transfer agent.

                  (b) Notice To Directors. Any notice required to be given to any director may be given by the method stated in subsection (a), or by facsimile, telex or telegram, except that such notice other than one which is delivered personally shall be sent to such address as such director shall have filed in writing with the Secretary, or, in the absence of such filing, to the last known post office address of such director.

                  (c) Affidavit Of Mailing. An affidavit of mailing, executed by a duly authorized and competent employee of the corporation or its transfer agent appointed with respect to the class of stock affected, specifying the name and address or the names and addresses of the stockholder or stockholders, or director or directors, to whom any such notice or notices was or were given, and the time and method of giving the same, shall in the absence of fraud, be prima facie evidence of the facts therein contained.

                  (d) Time Notices Deemed Given. All notices given by mail, as above provided, shall be deemed to have been given as at the time of mailing, and all notices given by facsimile, telex or telegram shall be deemed to have been given as of the sending time recorded at time of transmission.

                  (e) Methods Of Notice. It shall not be necessary that the same method of giving notice be employed in respect of all directors, but one permissible method may be

                                       20.

employed in respect of any one or more, and any other permissible method or methods may be employed in respect of any other or others.

                  (f) Failure To Receive Notice. The period or limitation of time within which any stockholder may exercise any option or right, or enjoy any privilege or benefit, or be required to act, or within which any director may exercise any power or right, or enjoy any privilege, pursuant to any notice sent him in the manner above provided, shall not be affected or extended in any manner by the failure of such stockholder or such director to receive such notice.

                  (g) Notice To Person With Whom Communication Is Unlawful. Whenever notice is required to be given, under any provision of law or of the Certificate of Incorporation or Bylaws of the corporation, to any person with whom communication is unlawful, the giving of such notice to such person shall not be required and there shall be no duty to apply to any governmental authority or agency for a license or permit to give such notice to such person. Any action or meeting which shall be taken or held without notice to any such person with whom communication is unlawful shall have the same force and effect as if such notice had been duly given. In the event that the action taken by the corporation is such as to require the filing of a certificate under any provision of the Delaware General Corporation Law, the certificate shall state, if such is the fact and if notice is required, that notice was given to all persons entitled to receive notice except such persons with whom communication is unlawful.

                  (h) Notice To Person With Undeliverable Address. Whenever notice is required to be given, under any provision of law or the Certificate of Incorporation or Bylaws of the corporation, to any stockholder to whom (i) notice of two consecutive annual meetings, and all notices of meetings or of the taking of action by written consent without a meeting to such person during the period between such two consecutive annual meetings, or (ii) all, and at least two, payments (if sent by first class mail) of dividends or interest on securities during a twelve-month period, have been mailed addressed to such person at his address as shown on the records of the corporation and have been returned undeliverable, the giving of such notice to such person shall not be required. Any action or meeting which shall be taken or held without notice to such person shall have the same force and effect as if such notice had been duly given. If any such person shall deliver to the corporation a written notice setting forth his then current address, the requirement that notice be given to such person shall be reinstated. In the event that the action taken by the corporation is such as to require the filing of a certificate under any provision of the Delaware General Corporation Law, the certificate need not state that notice was not given to persons to whom notice was not required to be given pursuant to this paragraph.


                                       21.

                                  ARTICLE XIII

                                   AMENDMENTS

         Section 45.  Amendments.



         Subject to paragraph (g) of Section 43 of the Bylaws, the Bylaws may be altered or amended or new Bylaws adopted by the affirmative vote of at least sixty-six and two-thirds percent (66-2/3%) of the voting power of all of the then-outstanding shares of the Voting Stock. The Board of Directors shall also have the power to adopt, amend, or repeal Bylaws.


                                   ARTICLE XIV

                                LOANS TO OFFICERS

         Section 46. Loans To Officers. The corporation may lend money to, or guarantee any obligation of, or otherwise assist any officer or other employee of the corporation or of its subsidiaries, including any officer or employee who is a Director of the corporation or its subsidiaries, whenever, in the judgment of the Board of Directors, such loan, guarantee or assistance may reasonably be expected to benefit the corporation. The loan, guarantee or other assistance may be with or without interest and may be unsecured, or secured in such manner as the Board of Directors shall approve, including, without limitation, a pledge of shares of stock of the corporation. Nothing in these Bylaws shall be deemed to deny, limit or restrict the powers of guaranty or warranty of the corporation at common law or under any statute.


                                   ARTICLE XV

                                  MISCELLANEOUS

         Section 47.  Annual Report.

                  (a) Subject to the provisions of paragraph (b) of this Bylaw, the Board of Directors shall cause an annual report to be sent to each stockholder of the corporation not later than one hundred twenty (120) days after the close of the corporation's fiscal year. Such report shall include a balance sheet as of the end of such fiscal year and an income statement and statement of changes in financial position for such fiscal year, accompanied by any report thereon of independent accounts or, if there is no such report, the certificate of an authorized officer of the corporation that such statements were prepared without audit from the books and records of the corporation. When there are more than 100 stockholders of record of the corporation's shares, as determined by Section 605 of the California Corporations Code, additional information as required by Section 1501(b) of the California Corporations Code shall


                                       22.

also be contained in such report, provided that if the corporation has a class of securities registered under Section 12 of the 1934 Act, that Act shall take precedence. Such report shall be sent to stockholders at least fifteen (15) days prior to the next annual meeting of stockholders after the end of the fiscal year to which it relates.

                  (b) If and so long as there are fewer than 100 holders of record of the corporation's shares, the requirement of sending of an annual report to the stockholders of the corporation is hereby expressly waived.


                                       23.

                                                                      APPENDIX D
                                ZITEL CORPORATION

                             1990 STOCK OPTION PLAN

              Adopted by the Board of Directors September 27, 1990
                            Effective October 1, 1990
                  Approved by the Shareholders January 25, 1991
               Amended by the Board of Directors October 31, 1991
                  Approved by the Shareholders January 30, 1992
              Amended by the Board of Directors September 21, 1994
                  Approved by the Shareholders January 26, 1995
               Amended by the Board of Directors November 7, 1996


      1.      PURPOSE.
              (a) The purpose of the Plan is to provide a means by which selected key employees, including directors of, sales representatives for, and consultants to Zitel Corporation, a California corporation (the "Company"), and its Affiliates, as defined in subparagraph 1(b), may be given an opportunity to purchase stock of the Company.
              (b) The word "Affiliate" as used in the Plan means any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 425(e) and (f), respectively, of the Internal Revenue Code of 1986, as amended from time to time (the "Code").
              (c) The Company, by means of the Plan, seeks to retain the services of persons now employed by or having key relationships with the Company, to secure and retain the services of persons capable of filling such positions, and to provide incentives for such persons to exert maximum efforts for the success of the Company.




                                       1.

              (d) The Company intends that the options issued under the Plan shall, in the discretion of the Board of Directors of the Company (the "Board") or any committee to which responsibility for administration of the Plan has been delegated pursuant to subparagraph 2(c), be either incentive stock options as that term is used in Section 422A of the Code ("Incentive Stock Options"), or options which do not qualify as incentive stock options ("Supplemental Stock Options"). All options shall be separately designated Incentive Stock Options or Supplemental Stock Options at the time of grant, and in such form as issued pursuant to paragraph 5, and a separate certificate or certificates shall be issued for shares purchased on exercise of each type of option. An option designated as a Supplemental Stock Option shall not be treated as an incentive stock option.
      2.      ADMINISTRATION.
              (a) The Plan shall be administered by the Board unless and until the Board delegates administration to a committee, as provided in subparagraph 2(c); provided, however, that if and to the extent required in order to comply with the disinterested administration requirements of Rule 16b-3, as amended from time to time, promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act") or any successor rule ("Rule 16b-3"), the Plan shall be administered by a committee as provided in subparagraph 2(c). Such requirements of Rule 16b-3 are hereinafter referred to as the "Disinterested Administration Requirements." Except to the extent precluded by the Disinterested Administration Requirements, whether or not the Board has delegated administration, the Board shall have the final power to determine all questions of policy and expediency that may arise in the administration of the Plan.




                                       2.

              (b) The Board (or the Committee, as defined below) shall have the power, subject to, and within the limitations of, the express provisions of the
Plan:
                       (1) To determine from time to time which of the persons eligible under the Plan shall be granted options; when and how the option shall be granted; whether the option will be an Incentive Stock Option or a Supplemental Stock Option; the provisions of each option granted (which need not be identical), including the time or times during the term of each option within which all or portions of such option may be exercised; and the number of shares for which an option shall be granted to each such person.
                       (2) To construe and interpret the Plan and options granted under it, and to establish, amend and revoke rules and regulations for its administration and otherwise to make decisions concerning the Plan. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any option agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.
                       (3)  To amend the Plan as provided in paragraph 10.
                       (4) Generally, to exercise such powers and to perform such acts as the Board (or the Committee, as defined below) deems necessary or expedient to promote the best interests of the Company.
              (c) The Board may, and under the circumstances set forth in subparagraph 2(a) shall, delegate administration of the Plan to a committee composed of not fewer than three (3) members or such greater or lesser number as may be required to comply with the Disinterested Administration Requirements (the "Committee"). To the extent required to comply with the Disinterested Administration Requirements, the members of such Committee shall also be




                                       3.

members of the Board and shall be disinterested persons, as defined by the provisions of subparagraph 2(d). If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, subject, however, to such resolutions, not inconsistent with the provisions of the Plan and the Disinterested Administration Requirements, as may be adopted from time to time by the Board. Unless precluded by the Disinterested Administration Requirements, the Board may (i) abolish the Committee at any time and revest in the Board the administration of the Plan, or (ii) expressly determine that the requirement that the Committee be composed of three (3) members be waived and may delegate administration of the Plan to any person or persons and the term "Committee" shall apply to any person or persons to whom such authority has been delegated.
              (d) The term "disinterested person," as used in this Plan, shall mean an administrator of the Plan, whether a member of the Board or of any Committee to which responsibility for administration of the Plan has been delegated pursuant to subparagraph 2(c), who is a "disinterested person" within the meaning of Rule 16b-3 or otherwise in accordance with the rules, regulations or interpretations of the Securities and Exchange Commission. Any such person shall otherwise comply with the requirements of Rule 16b-3 including, without limitation, any limitation contained therein on eligibility of a "disinterested person" to participate in plans of the Company or any affiliate (as defined under the Exchange Act) of the Company.
      3.      SHARES SUBJECT TO THE PLAN.
              (a)  Subject  to  the   provisions  of  paragraph  9  relating  to
adjustments upon changes in stock, the stock that may be sold pursuant to options granted under the Plan shall not exceed in the aggregate five million four hundred fifty thousand (5,450,000) shares of the Company's




                                       4.

common stock; provided, however, that such aggregate number of shares shall be reduced to reflect the number of shares of the Company's common stock which has been sold under, or may be sold pursuant to options granted under, the Company's 1982 Incentive Stock Option Plan or the Company's 1984 Supplemental Stock Option Plan to the same extent as if such sales had been made or options granted pursuant to this Plan. If any option granted under the Plan shall for any reason expire or otherwise terminate without having been exercised in full, the stock not purchased under such option shall again become available for the Plan.
              (b) The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.
              (c) An Incentive Stock Option may be granted to an eligible person under the Plan only if the aggregate fair market value (determined at the time the option is granted) of the stock with respect to which incentive stock options (as defined in the Code) granted after 1986 are exercisable for the first time by such optionee during any calendar year under all incentive stock option plans of the Company and its Affiliates does not exceed one hundred thousand dollars ($100,000). Should it be determined that an option granted under the Plan exceeds such maximum for any reason other than the failure of a good faith attempt to value the stock subject to the option, such option shall be considered a Supplemental Stock Option to the extent, but only to the extent, of such excess; provided, however, that should it be determined that an entire option or any portion thereof does not qualify for treatment as an incentive stock option by reason of exceeding such maximum, such option or the applicable portion shall be considered a Supplemental Stock Option.





                                       5.

      4.      ELIGIBILITY.
              (a) Incentive Stock Options may be granted only to employees (including officers) of the Company or its Affiliates. A director of the Company shall not be eligible to receive Incentive Stock Options unless such director is also an employee (including an officer) of the Company or any Affiliate. Supplemental Stock Options may be granted only to key employees (including officers) of, directors of, sales representatives for, or consultants to the Company or its Affiliates. A director of the Company shall not be eligible for a Supplemental Stock Option unless such director is also an employee (including an officer) of, sales representative for, or consultant to the Company or any Affiliate.
              (b) A director shall in no event be eligible for the benefits of the Plan unless and until such director is expressly declared eligible to participate in the Plan by action of the Board or the Committee, and only if, at any time discretion is exercised by the Board in the selection of a director as a person to whom options may be granted, or in the determination of the number of shares which may be covered by options granted to a director, the Disinterested Administration Requirements are satisfied and the Plan otherwise complies with the requirements of Rule 16b-3. The Board shall otherwise comply with the requirements of Rule 16b-3.
              (c) No person shall be eligible for the grant of an Incentive Stock Option under the Plan if, at the time of grant, such person owns (or is deemed to own pursuant to Section 425(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of its Affiliates unless the exercise price of such option is at least one hundred ten percent (110%) of the fair market value of such stock




                                       6.

at the date of grant and the term of the option does not exceed five (5) years from the date of grant.
      (d)  If  required  to  comply   with  the   Disinterested   Administration
Requirements, no person who acts as an administrator of the Plan shall be eligible for selection as a person to whom options may be granted under the Plan for a period of one (1) year (or such longer or shorter period of time as may be required to comply with the Disinterested Administration Requirements) following the time such person last exercised discretion in administering the Plan. No person who acts as an administrator of any other plan of the Company in which members of the Board are eligible for selection as persons to whom securities may be granted shall be eligible for selection as a person to whom options may be granted under the Plan for a period of one (1) year (or such longer or shorter period of time as may be required to comply with the Disinterested Administration Requirements) following the time such person last exercised discretion in administering such plan; provided, however, that such limitation on eligibility shall be applicable if and only to the extent required to comply with the Disinterested Administration Requirements with respect to such plan.
      5.      OPTION PROVISIONS.
              Each option shall be in such form and shall contain such terms and conditions as the Board or the Committee shall deem appropriate. The provisions of separate options need not be identical, but each option shall include (through incorporation of provisions hereof by reference in the option or otherwise) the substance of each of the following provisions:
              (a) The term of any option shall not be greater than ten (10) years from the date it was granted.




                                       7.

              (b) The exercise price of each Incentive Stock Option shall be not less than one hundred percent (100%) of the fair market value of the stock subject to the option on the date the option is granted. The exercise price of each Supplemental Stock Option shall be not less than eighty-five percent (85%) of the fair market value of the stock subject to the option on the date the option is granted.
              (c) The purchase price of stock acquired pursuant to an option shall be paid, to the extent permitted by applicable statutes and regulations, either (i) in cash at the time the option is exercised, or (ii) at the discretion of the Board or the Committee, either at the time of the grant or exercise of the option, (A) by delivery to the Company of other common stock of the Company, (B) according to a deferred payment or other arrangement (which may include, without limiting the generality of the foregoing, the use of other common stock of the Company) with the person to whom the option is granted or to whom the option is transferred pursuant to subparagraph 5(d), or (C) in any other form of legal consideration that may be acceptable to the Board or the Committee.
      In the case of any deferred payment arrangement, interest shall be payable at least annually and shall be charged at the minimum rate of interest necessary to avoid the treatment as interest, under any applicable provisions of the Code, of any amounts other than amounts stated to be interest under the deferred payment arrangement.
              (d) An option shall not be transferable except by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the person to whom the option is granted only by such person.




                                       8.

              (e) The total number of shares of stock subject to an option may, but need not, be allotted in periodic installments (which may, but need not, be equal). From time to time during each of such installment periods, the option may become exercisable ("vest") with respect to some or all of the shares allotted to that period, and may be exercised with respect to some or all of the shares allotted to such period and/or any prior period as to which the option was not fully exercised. During the remainder of the term of the option (if its term extends beyond the end of the installment periods), the option may be exercised from time to time with respect to any shares then remaining subject to the option; provided, however, that if and to the extent required to satisfy the definition of "plan" within the meaning of Rule 16b-3, no option granted under the Plan may be exercised as to any shares subject to such option until more than six (6) months following the date of grant of such option (except in the event of death or disability of the optionee) (the "Six Month Limitation"). The provisions of this subparagraph 5(e) are subject to any option provisions governing the minimum number of shares as to which an option may be exercised.
              (f) The Company may require any optionee, or any person to whom an option is transferred under subparagraph 5(d), as a condition of exercising any such option, (1) to give written assurances satisfactory to the Company as to the optionee's knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters, and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the option; and (2) to give written assurances satisfactory to the Company stating that such person is acquiring the stock subject to the option




                                       9.

for such person's own account and not with any present intention of selling or otherwise distributing the stock. These requirements, and any assurances given pursuant to such requirements, shall be inoperative if (i) the issuance of the shares upon the exercise of the option has been registered under a then currently effective registration statement under the Securities Act of 1933, as amended (the "Securities Act"), or (ii) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws.
              (g) An option shall terminate three (3) months after termination of the optionee's employment or relationship as a consultant, sales representative or director with the Company or an Affiliate, unless (i) such termination is due to such person's permanent and total disability, within the meaning of Section 422A(c)(7) of the Code, in which case the option may, but need not, provide that it may be exercised at any time within one (1) year following such termination of employment or relationship as a consultant, sales representative or director; or (ii) the optionee dies while in the employ of or while serving as a consultant, sales representative or director to the Company or an Affiliate, or within not more than three (3) months after termination of such relationship, in which case the option may, but need not, provide that it may be exercised at any time within eighteen (18) months following the death of the optionee by the person or persons to whom the optionee's rights under such option pass by will or by the laws of descent and distribution; or (iii) the option by its terms specifies either (a) that it shall terminate sooner than three (3) months after termination of the optionee's employment or relationship as a consultant, sales representative or director, or (b) that it may be exercised more than three (3) months after termination of such relationship with the Company or an Affiliate.




                                       10.

This subparagraph 5(g) shall not be construed to extend the term of any option or to permit anyone to exercise the option after expiration of its term, nor shall it be construed to increase the number of shares as to which any option is exercisable from the amount exercisable on the date of termination of the optionee's employment or relationship as a consultant, sales representative or director.
              (h) Subject to the Six Month Limitation, the option may, but need not, include a provision whereby the optionee may elect at any time during the term of his or her employment or relationship as a consultant, sales representative or director with the Company or any Affiliate to exercise the option as to any part or all of the shares subject to the option prior to the stated vesting date of the option or of any installment or installments specified in the option. Any shares so purchased from any unvested installment or option may be subject to a repurchase right in favor of the Company or to any other restriction the Board or the Committee determines to be appropriate.
              (i) To the extent provided by the terms of an option, the optionee may satisfy any federal, state or local tax withholding obligation relating to the exercise of such option by any of the following means or by a combination of such means: (1) tendering a cash payment; (2) authorizing the Company to withhold from the shares of the common stock otherwise issuable to the participant as a result of the exercise of the stock option a number of shares having a fair market value less than or equal to the amount of the withholding tax obligation; or (3) delivering to the Company owned and unencumbered shares of the common stock having a fair market value less than or equal to the amount of the withholding tax obligation.




                                       11.

      6.      COVENANTS OF THE COMPANY.
              (a) During the terms of the options granted under the Plan, the Company shall keep available at all times the number of shares of stock required to satisfy such options.
              (b) The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of stock upon exercise of the options granted under the Plan; provided, however, that this undertaking shall not require the Company to register under the Securities Act either the Plan, any option granted under the Plan or any stock issued or issuable pursuant to any such option. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such options unless and until such authority is obtained.
      7.      USE OF PROCEEDS FROM STOCK.
              Proceeds from the sale of stock pursuant to options granted under the Plan shall constitute general funds of the Company.
      8.      MISCELLANEOUS.
              (a) The Board or the Committee shall have the power to accelerate the time at which an option may first be exercised or the time during which an option or any part thereof will vest pursuant to subparagraph 5(e), notwithstanding the provisions in the option stating the time at which it may first be exercised or the time during which it will vest; provided that no acceleration of options held by officers or directors of the Company and granted less than six




                                       12.

months prior to the date of acceleration shall be permitted if such acceleration would cause the Plan to fail to qualify for the exemption provided by Rule 16b-3.
              (b) Neither an optionee nor any person to whom an option is transferred under subparagraph 5(d) shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such option unless and until such person has satisfied all requirements for exercise of the option pursuant to its terms.
              (c) Throughout the term of any option granted pursuant to the Plan, the Company shall make available to the holder of such option, not later than one hundred twenty (120) days after the close of each of the Company's fiscal years during the option term, upon request, such financial and other information regarding the Company as comprises the annual report to the shareholders of the Company provided for in the bylaws of the Company.
              (d) Nothing in the Plan or any instrument executed or option granted pursuant thereto shall confer upon any eligible employee or optionee any right to continue in the employ of the Company or any Affiliate (or to continue acting as a consultant, sales representative or director) or shall affect the right of the Company or any Affiliate to terminate the employment or consulting or sales representative relationship or directorship of any eligible employee or optionee with or without cause. In the event that an optionee is permitted or otherwise entitled to take a leave of absence, the Company shall have the unilateral right to (i) determine whether such leave of absence will be treated as a termination of employment for purposes of paragraph 5(g) hereof and corresponding provisions of any outstanding options, and (ii) suspend or otherwise delay the time or times at which the shares subject to the option would otherwise vest.





                                       13.

      9.      ADJUSTMENTS UPON CHANGES IN STOCK.
              (a) If any change is made in the stock subject to the Plan, or subject to any option granted under the Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or otherwise), the Plan and outstanding options will be appropriately adjusted in the class(es) and maximum number of shares subject to the Plan and the class(es) and number of shares and price per share of stock subject to outstanding options.
              (b) In the event of: (1) a dissolution or liquidation of the Company; (2) a merger or consolidation in which the Company is not the surviving corporation; or (3) a reverse merger in which the Company is the surviving corporation but the shares of the Company's common stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise then to the extent permitted by applicable law: either (i) any surviving corporation shall assume any options outstanding under the Plan or shall substitute similar options for those outstanding under the Plan, or (ii) at the discretion of the Board or the Committee, (A) such options shall continue in full force and effect (B) the time during which such options may be exercised shall be accelerated and the options terminated if not exercised prior to such event provided that no acceleration of options held by officers or directors of the Company and granted less than six months prior to the date of acceleration shall be permitted if such acceleration would cause the plan to fail to qualify for the exemption provided by Rule 16b-3 or (C) such options shall be terminated if not exercised prior to such event.




                                       14.

      10.     AMENDMENT OF THE PLAN.
              (a) The Board at any time, and from time to time, may amend the Plan. However, except as provided in paragraph 9 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the shareholders of the Company within twelve (12) months before or after the adoption of the amendment, where the amendment will:
                       (i) Increase the number of shares reserved for options under the Plan;
                       (ii) Modify the requirements as to eligibility for participation in the Plan (to the extent such modification requires shareholder approval in order for the Plan to satisfy the requirements of Section 422A(b) of the Code or to comply with the requirements of Rule 16b-3); or
                       (iii) Modify the Plan in any other way if such modification requires shareholder approval in order for the Plan to satisfy the requirements of Section 422A(b) of the Code or to comply with the requirements of Rule 16b-3.
              (b) It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide optionees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to employee incentive stock options and/or to bring the Plan and/or incentive stock options granted under it into compliance therewith.
              (c) Rights and obligations under any option granted before amendment of the Plan shall not be altered or impaired by any amendment of the Plan unless (i) the Company requests the consent of the person to whom the option was granted and (ii) such person consents in writing.




                                       15.

      11.     TERMINATION OR SUSPENSION OF THE PLAN.
              (a) The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate ten (10) years from the date the Plan is adopted by the Board or approved by the shareholders of the Company, whichever is earlier. No options may be granted under the Plan while the Plan is suspended or after it is terminated.
              (b) Rights and obligations under any option granted while the Plan is in effect shall not be altered or impaired by suspension or termination of the Plan, except with the consent of the person to whom the option was granted.
      12.     EFFECTIVE DATE OF PLAN.
              The Plan shall become effective as determined by the Board, but no options granted under the Plan shall be exercised unless and until the Plan has been approved by the shareholders of the Company, and, if required, an appropriate permit has been issued by the Commissioner of Corporations of the State of California.





                                       16.

                                                                      APPENDIX A

                                ZITEL CORPORATION
                    PROXY SOLICITED BY THE BOARD OF DIRECTORS
            FOR THE ANNUAL MEETING OF SHAREHOLDERS--FEBRUARY 27, 1997

     Jack H. King or Henry C. Harris, or either of them, each with the power of substitution and revocation, are hereby authorized to represent the undersigned, with all powers which the undersigned would possess if personally present, to vote the Common Stock of the undersigned at the annual meeting of shareholders of ZITEL CORPORATION to be held at the Milpitas Holiday Inn, 777 Bellew Drive, Milpitas, California 95035, at 3:00 p.m. local time on February 27, 1997 and at any postponements or adjournments of that meeting, as set forth below, and in their discretion upon any business that may properly come before the meeting.

     THIS PROXY WILL BE VOTED AS SPECIFIED OR, IF NO CHOICE IS SPECIFIED, WILL BE VOTED FOR THE ELECTION OF THE NOMINEES NAMED IN PROPOSAL 1, IN FAVOR OF THE MATTERS DESCRIBED IN PROPOSALS 2, 3 AND 4, AND, AS SAID PROXIES DEEM ADVISABLE, ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

1. ELECTION OF DIRECTORS.
   [  ] FOR ALL NOMINEES LISTED BELOW          [  ] WITHHOLD
        (EXCEPT AS INDICATED)                       AUTHORITY TO VOTE FOR ALL
                                                    NOMINEES LISTED BELOW

   (INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through such nominee's name.)

   William R. Lonergan, Jack H. King, Catherine P. Lego, William M. Regitz and Robert H. Welch.

                                    (Continued and to be signed on reverse side)

          (Continued from other side)

2. TO APPROVE AN INCREASE TO THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 20,000,000 TO 40,000,000.

                              FOR        AGAINST       ABSTAIN
                             [   ]        [   ]         [   ]

3. TO APPROVE THE 1990 STOCK OPTION PLAN, AS AMENDED, TO INCREASE THE NUMBER OF SHARES THAT MAY BE ISSUED FROM 4,650,000 TO 5,450,000, AN INCREASE OF 800,000 SHARES.

                              FOR        AGAINST       ABSTAIN
                             [   ]        [   ]         [   ]

4. TO  APPROVE  A  CHANGE  IN THE  STATE OF  INCORPORATION  FROM  CALIFORNIA  TO
   DELAWARE.

                              FOR        AGAINST       ABSTAIN
                             [   ]        [   ]         [   ]

                                             Dated: _____________________, 19__

                                             ___________________________________

                                             ___________________________________
                                             (Please  sign  exactly as your name
                                             appears  hereon   indicating   your
                                             official  title  when  signing in a
                                             representative capacity.)